UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to§240.14a-12

SunOpta Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

SUNOPTA INC.
2838 Bovaird Drive West
Brampton, Ontario L7A 0H2
905-455-1990

Dear Fellow Shareholder:	April 6, 2012

You are hereby cordially invited to attend in person or by telephone the Annual Meeting of the Shareholders of SunOpta Inc., which will be held on May 17, 2012 at our corporate offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada at 4:00 p.m. Eastern Time.

At our annual meeting, shareholders will vote on: a proposal to fix the number of the directors at ten; the election of our directors; the appointment of our independent public registered accounting firm and auditor and authorization to fix their remuneration; and the compensation of our named executive officers, on an advisory basis. In addition to these formal items of business, we will review the major developments of the past year and share with you some of our plans for the future.

You will have the opportunity to ask questions and express your views to the senior management of SunOpta Inc. and certain members of the Board of Directors who will be in attendance.

Your vote is important. Whether or not you intend on attending the meeting, please read the enclosed proxy statement and submit your vote by completing and returning the enclosed proxy card, or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

Sincerely,

Jeremy N. Kendall	Steven R. Bromley
Chairman	President and Chief Executive Officer

SunOpta Inc.
2838 Bovaird Drive West
Brampton, Ontario, Canada L7A 0H2
T:(905) 455-1990 F:(905) 455-2529

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, MAY 17, 2012

To the holders of the common shares of SunOpta Inc.:

Notice is hereby given that an Annual Meeting of Shareholders of SunOpta Inc. (the “Company”) will be held on Thursday, May 17, 2012 at 4:00 p.m. Eastern Daylight Time, at the Company’s corporate offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2 for the following purposes:

1.	to fix the number of directors of the Company at ten;

2.	to elect the directors of the Company;

3.	to appoint the Company’s independent registered public accounting firm and auditor and to authorize the Audit Committee to fix their remuneration;

4.	to consider an advisory resolution regarding the compensation of the Company’s named executive officers; and

5.	to consider and take action upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

You may also access the Meeting live by teleconference or over the Internet, by following the instructions provided in the accompanying Proxy Statement in the section “Questions and Answers About the Meeting and Voting - How can I vote?”

This Notice is accompanied by a Proxy Statement, a proxy card, the Annual Report of the Company on Form 10-K which includes the Audited Consolidated Financial Statements for the year ended December 31, 2011 and related Management’s Discussion and Analysis and an envelope to return the proxy card.

The Board of Directors has fixed the close of business on March 23, 2012 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Meeting. All such shareholders are cordially invited to attend the Meeting.

Your vote is important. Whether or not you intend to attend the meeting, please read the enclosed Proxy Statement and submit your vote by completing and returning the enclosed proxy card or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 17, 2012.

This Proxy Statement, the accompanying proxy card and our Annual Report to Shareholders for the fiscal year ended December 31, 2011 are first being made available on or about April 6, 2012 to shareholders of the Company entitled to receive notice of and vote at the Meeting as of the record date, and such materials are also available on our website at www.sunopta.com, under the “Investor Relations” link.

In order to be represented by proxy at the Annual Meeting, you must complete and submit the enclosed Form of Proxy or another appropriate form of proxy.

SUNOPTA INC.
PROXY STATEMENT

TABLE OF CONTENTS

Questions and Answers About the Meeting and Voting	5
Security Ownership of Certain Beneficial Owners and Management	11
Proposal One – Number of Directors	14
Proposal Two – Election of Directors	14
Corporate Governance	26
Proposal Three – Appointment and Remuneration of Independent Registered Public Accounting Firm and Auditor	34
Report of the Audit Committee	36
Proposal Four – Advisory Vote on the Compensation of Named Executive Officers	37
Executive Compensation	38
Certain Relationships and Transactions with Insiders and Related Persons	57
Executive Officers	58
Interests of Certain Persons in Matters to be Acted Upon	59
Shareholder Proposals for 2012 Annual Meeting of Shareholders; Shareholder Communications	59
Solicitation of Proxies	59
Form 10-K and Other Information	60
Other Matters	60

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the Notice of Internet Availability of Proxy Materials that I received instead of complete proxy materials?

The Securities and Exchange Commission (the “SEC”) rules allow companies to furnish proxy materials, including this proxy statement and our Annual Report to Shareholders, by providing access to these documents on the Internet instead of mailing printed copies of our proxy materials to shareholders. Most shareholders who reside in the United States have received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing proxy materials on a website or for requesting electronic or printed copies of the proxy materials.

If you want a paper copy of the proxy materials for the Annual Meeting and for all future meetings, please follow the Notice instructions for requesting such materials. The chosen electronic delivery option lowers costs and reduces environmental impacts of printing and distributing the materials.

What is the date, time and place of the Annual Meeting?

The Annual Meeting of Shareholders (the “Meeting”) of SunOpta Inc. (sometimes referred to as “we”, “us”, “our”, “the Company” or “SunOpta”) will be held on Thursday, May 17, 2012 at 4:00 p.m. Eastern Daylight Time at our corporate offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

You may also access the Meeting live by teleconference or over the Internet. To access the Meeting by teleconference, dial toll free at 1-877-312-9198 or international at 1-631-291-4622. To access the Meeting over the Internet, go to the Company’s website at www.sunopta.com. You should plan to access the Company’s website at least 15 minutes prior to the Meeting time in order to register, download and install any necessary audio software.

Why am I receiving proxy materials?

We sent you the Notice or this proxy statement relating to the Meeting (this “Proxy Statement”) and the accompanying proxy card because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the Meeting and at any adjournment or postponement thereof. You are invited to attend the Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or vote by telephone or Internet as described below under “How can I vote?”

What are the items of business scheduled for the Meeting?

There are four matters scheduled for a vote:

  the determination of the number of directors of the Company to be elected;

  the election of the director nominees specified in this Proxy Statement;

  the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and auditor and authorization for the Audit Committee to fix their remuneration; and

  an advisory vote regarding the compensation of the Company’s named executive officers (“NEOs”).

Shareholders will also consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof. The Board is not currently aware of any other matters to be presented at the Meeting.

What is included in the proxy materials?

The proxy materials include:

  this Proxy Statement for the Meeting;
  the accompanying proxy card; and
  our Annual Report to Shareholders or Form 10-K for the year ended December 31, 2011, which includes the Audited Consolidated Financial Statements for the year ended December 31, 2011 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

What is a proxy?

It is your legal designation of another person to vote the shares you own. The other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

The enclosed proxy card contemplates that Robert McKeracher, Vice President and Chief Financial Officer, and John Dietrich, Vice President, Corporate Development and Secretary, each be appointed to act as your proxy. However, you may choose another person to act as your proxy. If you wish to appoint as your proxy a person other than the individuals named on the proxy card to attend the Meeting and vote for you, you may do so by striking out the names on the proxy card and inserting the name of your proxy in the blank space provided in the proxy card, or you may complete another proper proxy card. Your appointed proxy need not be a shareholder of the Company.

Who is soliciting my proxy?

The proxy accompanying this Proxy Statement is solicited by Management and the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. The Company does not expect to pay any additional compensation for the solicitation of proxies. These solicitations may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs.

Who can vote at the Meeting?

Only shareholders of record at the close of business on March 23, 2012, or the record date, will be entitled to vote at the Meeting. On the record date, there were 65,833,827 common shares issued and outstanding.

In the event a shareholder of record transfers his, her or its common shares after the close of business on the record date, the transferee of those shares will be entitled to vote the transferred shares at the Meeting provided that he, she or it produces properly endorsed share certificates representing the transferred shares to the Company’s Secretary or transfer agent or otherwise establishes his, her or its ownership of the transferred shares at least 10 days prior to the Meeting.

What is the difference between a shareholder of record and a shareholder who holds shares in street name?

Most shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are important distinctions between shares held of record and those owned in street name.

Shareholder of Record – Shares Registered in Your Name

If on March 23, 2012 your shares were registered directly in your name with our transfer agent, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card, or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner – Shares Registered in the Name of Broker, Bank or Nominee

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you fail to provide sufficient instructions to your broker or nominee, that shareholder of record may be prohibited from voting your shares. See “What if I do not specify how my shares are to be voted?” and “What are ‘broker non-votes’?” below.

How can I vote?

You may vote your shares by one of the following methods:

  Vote in Person. If you are the shareholder of record with respect to your shares, you may vote the shares in person at the Meeting. If you choose to vote in person at the Meeting, please bring your proxy card or personal identification. Shares held in street name may be voted in person by you only if you obtain a legal proxy from the shareholder of record giving you the right to vote your beneficially owned shares.

  Vote by Telephone. To vote by telephone, call toll free 1-800-690-6903. You will be prompted to provide your 12 digit number located on the Notice or your proxy card. Please note that telephone voting should not be used if you plan to attend the Meeting and vote in person or designate a proxy to vote on your behalf at the Meeting.

  Vote by Facsimile (Canadian shareholders only). You may also submit your proxy card via facsimile by sending it to 1-866-623-5305.

  Vote by Internet. To vote via the Internet, go to www.proxyvote.com and follow the simple instructions. You will be required to provide your 12 digit control number located on the Notice or your form of proxy.

  Vote by Mail. If you received a printed set of proxy materials, you may complete, sign, date and mail the separate proxy card or other proper form of proxy in the envelope provided with this Proxy Statement. If you vote by telephone, Internet or facsimile, please do not mail your proxy card.

If you vote by telephone, facsimile or Internet, your vote must be cast no later than 11:59 pm Eastern Daylight Time the night before the meeting or Wednesday, May 16, 2012 (or 11:59 pm on the night before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting). If you vote by proxy, your completed proxy card must be received by Broadridge at 51 Mercedes Way, Edgewood, New York USA 11717-8311, prior to 11:59 pm Eastern Daylight Time the night before the meeting or Wednesday, May 16, 2012 (or 11:59 on the night before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting at which the proxy is to be used).

If your shares are held in street name by a broker, bank or other nominee, please refer to the instructions provided by that broker, bank or nominee regarding how to vote or how to revoke your voting instructions.

If you return a signed proxy card or use the telephone or Internet to vote before the Meeting, the person named as proxies in the proxy card will vote your common shares as you direct.

Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person at the Meeting.

How many votes are needed to approve each Proposal?

The number of votes required to approve each of the Proposals scheduled to be presented at the Meeting is as follows:

Proposal 1: Number of Directors. This Proposal will be approved if the votes cast in favour of the Proposal constitute a majority of the total votes cast on the Proposal.

Proposal 2: Election of Directors. Directors are elected by a plurality of the votes cast, meaning the nominees who receive the largest number of votes will be elected as directors, up to the maximum number of directors to be elected. However, in accordance with our by-laws, any director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director.

Proposal 3: Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and authorization of the Audit Committee to fix their remuneration. This Proposal will be approved if the votes cast in favour of the Proposal constitute a majority of the total votes cast on the Proposal.

Proposal 4: Advisory vote regarding the compensation of the Company’s NEOs. This Proposal will be approved if the votes cast in favour of the Proposal constitute a majority of the total votes cast on the Proposal. Although the outcome of this vote is not binding on us, we will consider the outcome of this vote when developing our compensation policies and practises, and when making compensation decisions in the future.

What if I do not specify how my shares are to be voted?

Shareholders of Record. If you are a shareholder of record and you submit a proxy card, but you do not provide voting instructions, your shares will be voted as follows:

  FOR the resolution fixing the number of directors of the Company at ten directors;

  FOR each of the ten nominees named in this Proxy Statement for election to the Company’s Board of Directors;

  FOR the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and auditor and authorization of the Audit Committee to fix their remuneration; and

  FOR the approval of an advisory resolution regarding the compensation of the Company’s NEOs.

The Board does not expect that any additional matters will be brought before the Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Meeting or any postponement or adjournment thereof, including any vote to postpone or adjourn the Meeting. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on Proposals One and Three. See “What are ‘broker non-votes’?” below.

What are “broker non-votes”?

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under NASDAQ rules, brokers that do not receive voting instructions from the beneficial owner have the discretion to vote on certain routine matters, but do not have the discretion to vote on the election of directors to the Board, executive compensation matters or any other significant matter as determined by the SEC. We believe that Proposal One relating to the size of the Board of Directors and Proposal Three relating to the appointment of Deloitte & Touche LLP as our independent registered public accounting firm are considered matters on which brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. However, under current NASDAQ rules, we believe that brokers who have not received voting instructions from their clients will not be authorized to vote in their discretion on Proposals Two or Four. Accordingly, for beneficial owners of shares, if you do not give your broker specific instructions, your shares may not be voted on such Proposals.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. The shares represented by proxies marked “abstain” will not be treated as affirmative or opposing votes. Broker non-votes will not affect the outcome of the vote on any of the Proposals to be voted upon at the Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each common share you owned as of March 23, 2012.

Who counts the votes?

The Company has nominated Broadridge Financial Solutions, Inc. to count and tabulate the votes. This is done independently of the Company to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Company only in cases where a shareholder clearly intends to communicate with management, the validity of the proxy is in question or where it is necessary to do so to meet the requirements of applicable law.

Is my vote confidential?

The Company’s transfer agent preserves the confidentiality of individual shareholder votes, except where a shareholder clearly intends to communicate his or her individual position to the management of the Company or as necessary in order to comply with legal requirements.

If I need to contact the Company’s transfer agents, how do I reach them?

You can contact the transfer agent in Canada by mail at: Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario Canada M5H 4H1, or via telephone at (416) 361-0930. You can contact the transfer agent in the USA by mail at: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY USA 11219, or via telephone at (718) 921-8293.

What does it mean if I receive more than one copy of the Notice or proxy card?

If you receive more than one copy of the Notice or more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or follow the instructions on each copy of the Notice to ensure that all of your shares are voted.

How do I revoke or change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted by one of the following methods:

  Voting again by telephone or by Internet prior to 4:00 p.m. Eastern Daylight Time on May 15, 2012, as set forth above under “How can I vote?”;

  Requesting, completing and mailing or delivering by facsimile a proper proxy card, as set forth above under “How can I vote?”;

  Sending written notice of revocation, signed by you (or your duly authorized attorney), to the Company at the corporate office of the Company at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2, at any time prior to the last business day preceding the date of the Meeting; or

  Attending the Meeting (or any adjournment thereof) and delivering written notice of revocation prior to any vote to the Chairman of the Meeting.

If you hold your shares in street name, you may revoke your proxy by following the instructions provided by your broker, bank or other nominee.

What is the quorum requirement?

Under NASDAQ listing rules and the Company’s by-laws, the presence at the Meeting, in person or represented by proxy, of at least two shareholders holding not less than one-third (33 1/3%) of the outstanding common shares shall constitute a quorum for the purpose of transacting business at the Meeting. As of the record date, there were 65,833,827 common shares outstanding. Therefore, holders of at least 21,944,609 common shares must be present at the Meeting in order to establish a quorum. The Company encourages all of its shareholders of record as of March 23, 2012 to participate in the Meeting.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. We will publish final results in a Current Report on Form 8-K that we expect to file with the U.S. Securities and Exchange Commission and with applicable Canadian securities regulatory authorities within four business days of the Meeting. After the Form 8-K is filed, you may obtain a copy by visiting our website, by viewing our public filings in the U.S. at www.sec.gov or in Canada at www.sedar.com, by contacting our Investor Relations Officer by calling (905) 455-2528, ext. 103, by writing to Investor Relations, SunOpta Inc., 2838 Bovaird Drive West, Brampton, Ontario L7A 0H2 or by sending an email to susan.wiekenkamp@sunopta.com.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following presents information regarding beneficial ownership of our common shares as of March 23, 2012 by:

  each person who we know owns beneficially more than 5% of our common shares;
  each of our directors and nominees;
  each of our NEOs; and
  all of our directors and executive officers as a group.

Under the regulations of the SEC, shares are generally deemed to be “beneficially owned” by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of common shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all common shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of March 23, 2012. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Based solely on our review of statements filed with the SEC pursuant to Section 13(d) and 13 (e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Company is not aware of any other person or group that beneficially owns more than 5% of the Company’s common shares, except as noted below.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class (1)
West Face Capital	Common	7,579,900 (2)	11.5%

(1)	Percentage of class is calculated based on total common shares outstanding at March 23, 2012 of 65,833,827. This total does not include warrants or options of the Company.

(2)

West Face Capital Inc. (“West Face”), on behalf of itself and Gregory A. Boland, filed a Schedule 13D with the SEC on February 23, 2012 in relation to Shares held for the account of West Face Long Term Opportunities Global Master L.P. (“WFGM”), a Cayman Islands limited Partnership. West Face serves as investment manager to WFGM. Mr. Boland is President and Chief Executive Officer of West Face. In such capacities, West Face and Mr. Boland may be deemed to have voting and dispositive power over the shares held for the account of WFGM.

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Name and Address of Beneficial Owner (1)(5)	Amount and Nature of Beneficial Ownership (2)		Total Number of Shares (assuming exercise of vested options)	Percent of Class (4)
	Common Shares	Vested Options (3)
Jay Amato Director	0	24,000	24,000	*
Steven Bromley Director and President & Chief Executive Officer	197,870	176,000	373,870	*
Peter Fraser Director Nominee	0	0	0	*
Douglas Greene Director	123,000	24,000	147,000	*
Victor Hepburn Director	9,600	24,000	33,600	*
Katrina Houde Director	29,000	34,000	63,000	*
Cyril Ing Director	61,335	34,000	95,335	*
Jeremy Kendall Chairman of the Board	505,203	36,600	541,803	*
Alan Murray Director and Vice Chair	0	6,000	6,000	*
Allan Routh Director and President, SunOpta Grains & Foods Group	476,329	60,000	536,329	*
Robert McKeracher Vice President & Chief Financial Officer	9,534	15,000	24,534	*
Tony Tavares Vice President & Chief Operating Officer	19,678	85,795	105,473	*
John Dietrich Vice President, Corporate Development and Secretary	40,359	51,600	91,959	*
All directors and executive officers as a group (thirteen)	1,471,908	570,995	2,042,903	3.1%

(1)	The address of each director and executive officer is 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

(2)

Unless otherwise indicated, the persons in this table have sole voting and dispositive power with respect to the common shares shown as beneficially owned by them. The information as to shares beneficially owned or over which control or direction is exercised, directly or indirectly, not being within the knowledge of the Company, has been furnished by the respective directors and executive officers individually.

(3)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012. The exercise price of vested options range from $1.64 to $13.75 per share.

(4)	Percentage of class is calculated based on 65,833,827 common shares outstanding at March 23, 2012. (* indicates less than 1% of the outstanding common shares).

(5)

The company does not currently have a formal policy to prohibit NEOs and Directors from hedging against declines in the market value of their equity based compensaton or equity securities through the use of financial instalments. However, this practise is discouraged and the Company is not aware of any NEO’s or directors partaking in hedges.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our common shares on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to SunOpta stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our common shares by certain family members are covered by these reporting requirements. As a matter of practise, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

Based solely on a review of the copies of Forms 4 and 5 furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2011 all of our executive officers, directors and greater than 10% holders, if any, filed the reports required to be filed under Section 16(a) on a timely basis under Section 16(a).

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PROPOSAL ONE – NUMBER OF DIRECTORS

Number of Directors

The articles of the Company provide that its Board of Directors shall consist of a minimum of five and a maximum of 15 directors. The Company’s Board of Directors is currently comprised of nine directors. However, the Board of Directors has recommended the election of ten nominees at the Meeting. Accordingly, it is proposed that at the Meeting shareholders approve a resolution fixing the number of directors at ten directors.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that shareholders vote FOR the resolution fixing the number of directors of the Company at ten. In the event that the shareholders do not approve the resolution, the size of the Board of Directors will remain at nine directors, and the nine director nominees receiving a plurality of the votes will be elected.

Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted.

PROPOSAL TWO - ELECTION OF DIRECTORS

Nominees

The term of office of each director expires at the close of the next Annual Meeting of Shareholders unless he or she resigns or his or her office becomes vacant as a result of death, removal or other cause.

Provided that Proposal One is approved, it is proposed that the following ten directors be elected at the Meeting. Each of the nominees named below has consented to be named herein and to serve as a director if elected. Management has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable to serve as a director. There are no family relationships among the Company’s directors, executive officers or persons nominated or chosen to become directors.

Board of Director Nominees in Alphabetical Order:

Jay Amato
Steven Bromley
Peter Fraser
Douglas Greene
Victor Hepburn
Katrina Houde
Cyril Ing
Jeremy Kendall
Alan Murray
Allan Routh

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that shareholders vote FOR the election of each of the ten director nominees named above. Provided that the resolution set forth in Proposal One is approved, the ten nominees who receive the greatest number of votes cast at the Meeting will be elected as directors. If the resolution set forth in Proposal One is not approved, the size of the Board of Directors will remain at nine and the nine nominees receiving the greatest number of votes cast at the Meeting will be elected as directors. In either case, in accordance with our by-laws, any director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted. If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxies will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

Information About the Board Nominees

The biographies that follow provide certain information as of March 23, 2012 with respect to the Company’s current directors, each of whom has been nominated and is standing for election this year. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should be nominated to serve on the Board in light of our business.

In addition to the factual information provided for each of the nominees, the Board and the Corporate Governance Committee (as Nominating Committee) also believe that each of the nominees has attributes that are important to an effective board, including: sound judgment and analytical skills; integrity and demonstrated high ethical standards; the ability to engage management and one another in a constructive and collaborative manner; diversity of background and experience; and the continued commitment to devote his or her time, energy and skills to ensure the growth and prosperity of the Company.

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Jay Amato Age: 52 Location: New York, USA Director Since: Nov 2008 Independent Director

Jay Amato was appointed a Director of the Company and Chair of the Corporate Governance Committee in November 2008.

Mr. Amato was the founder and CEO of PersonalScreen Media LLC in New York, a company which developed new methods of monetizing video content on the web. Prior to that he served as President and CEO of NASDAQ-traded Viewpoint Corporation, a premier interactive media company. He was also President and COO of Vanstar Corporation, a $2.8 billion public company with 7,000 employees that provided global computer outsourcing services. Adding to a considerable list of accolades and accomplishments, Mr. Amato was nominated for an Academy of Television Arts & Sciences Emmy Award in 2008. Mr. Amato is a Board member of Axis Teknologies LLC and has served on several non-profit Boards.

Director Qualifications. Mr. Amato brings extensive experience in building, managing and operating leading edge technology and media based companies in both the private sector and public markets to the SunOpta Board of Directors. He understands the role of new and emerging technologies and business practises and how to apply these for strategic benefit. When combined with a keen understanding of emerging governance practises, Mr. Amato brings a unique perspective to the Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Chair of Corporate Governance Committee Combined Total	5 of 5 4 of 4 9 of 9	100% 100% 100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (2)
0	24,000	24,000	$126,000
Value of Total Compensation Received in Fiscal Year 2011
Fees Earned or Paid in Cash (3)	Options Awarded (#)	Option Awards (4)	Total
$56,938	15,000	$68,015	$124,953

(1)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012.
(2)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.
(3)	For breakdown of Director Compensation, see chart on page 31.
(4)

Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Steven Bromley Age: 52 Location: Ontario, Canada Director Since: Jan 2007 Non-Independent

Steven Bromley serves as President, Chief Executive Officer and a Director of SunOpta. Mr. Bromley joined SunOpta in June 2001, was appointed President in January 2005 and subsequently Chief Executive Officer in February 2007. Mr. Bromley was appointed to the Board of Directors of SunOpta on January 26, 2007.

From June 2001 through September 2003 Mr. Bromley served as the Company’s Vice President and Chief Financial Officer. Mr. Bromley was subsequently appointed as Executive Vice President and Chief Operating Officer and held this role until his appointment as President and Chief Operating Officer.

Prior to joining the Company, Mr. Bromley spent over 13 years in the Canadian dairy industry in a wide range of financial and operational roles with both Natrel Inc. and Ault Foods Limited. From 1997 to 1999 he served on the Board of Directors of Natrel Inc. Mr. Bromley is a Director of most of the Company’s subsidiaries, and since July 2004 has served on the Board of Directors of Opta Minerals (TSX: OPM) which is approximately 66.2% owned by SunOpta.

Director Qualifications. Mr. Bromley has served in a variety of executive positions within SunOpta since 2001 and has a deep understanding of the Company’s operations, products, markets, strategies operating culture and growth opportunities. Mr. Bromley brings this deep knowledge of the Company and the industry in hand with extensive financial and food industry experience to the Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Opta Minerals Inc. (1)
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board	5 of 5	100%
Equity Ownership
Common Shares	Vested Options (2)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (3)
197,870	176,000	373,870	$1,962,818
Value of Total Compensation Received in Fiscal Year 2011

The value of Mr. Bromley’s total compensation received for fiscal year 2011 for services as an officer and a director totaled $1,595,504. For details concerning such compensation, see “Executive Compensation-Compensation of Named Executive Officers- Summary Compensation Table.”

(1)

Mr. Bromley sits on the board of Opta Minerals Inc. (TSX:OPM), a subsidiary of the Company, and was paid director fees and awarded options by Opta Minerals Inc. These amounts are included within the Summary Compensation Table.

(2)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012.
(3)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.

Photo Not Available Peter Fraser Age: 54 Location: Ontario, Canada Director Since: Director Nominee (1) Independent Director

Mr. Fraser is a Partner and Co-Chief Investment Officer of West Face Capital Inc. Prior to joining West Face, Mr. Fraser acted as a consultant to Enterprise Capital from November 2002 to 2006. Mr. Fraser has over twenty-five years of investment experience in Canada, the United States and England. Mr. Fraser has an M.B.A. from Stanford University (1984) and a B.Comm. from the University of Toronto (1980).

Mr. Fraser is a member of the board of Plasco Energy Group, a waste-to-energy company based in Ottawa, Ontario.

Director Qualifications. Mr. Fraser brings over twenty-five years of investing and capital markets experience, a strong financial background and a wealth of restructuring expertise to the SunOpta Board of Directors.

(1)	Mr. Fraser is a new nominee for this year.

Douglas Greene Age: 62 Location: California, USA Director Since: Sep 2008 Independent Director

Douglas Greene was elected to the Board of Directors in September 2008 and currently is a member of the Corporate Governance Committee.

Mr. Greene is a pioneer in the natural and organic foods industry. Mr. Greene founded New Hope Natural Media, the largest Business to Business media group in the natural products industry and ran this company for twenty years, selling it to Penton Media in 1999. He was a board member of Penton Media which was listed on the NYSE and subsequently NASDAQ (OTCBB:PTON) from 1999 to 2005 and served on their Executive, Compensation and Audit Committees. From 1994 to 2005 Mr. Greene was Chairman of Vitrina Group of Moscow, publishers and event producers for the grocery, restaurant and wine industries.

Mr. Greene is a Board member of NextFoods and Z2 Entertainment and has served on several non- profit Boards.

Director Qualifications. Mr. Greene brings extensive knowledge and experience in the natural and organic foods industry to the SunOpta Board of Directors. He has diverse international business experience in both private and public organizations and is able to leverage this experience with his in-depth industry knowledge. The combination of extensive industry knowledge and diverse business experience uniquely qualifies Mr. Greene as a Director of the Company.
Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Member of Corporate Governance Committee Combined Total	5 of 5 4 of 4 9 of 9	100% 100% 100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (2)
123,000	24,000	147,000	$771,750
Value of Total Compensation Received in Fiscal Year 2011
Fees Earned or Paid in Cash (3)	Options Awarded (#)	Option Awards (4)	Total
$50,794	15,000	$68,015	$118,809

(1)	The number of vested options includes vested options that will become exercisable within 60 days of March 23, 2012.
(2)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.
(3)	For breakdown of Director Compensation, see chart on page 31.
(4)

Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Victor Hepburn Age: 68 Location: Ontario, Canada Director Since: Sep 2008 Independent Director

Victor Hepburn was elected a Director of the Company in September 2008. Mr. Hepburn has served as Chair of the Audit Committee since September 2008, has served on the Company’s Compensation Committee since November 2010, and formerly served on the Company’s Corporate Governance Committee until November 2010. Mr. Hepburn is currently a Director of Opta Minerals Inc. (TSX:OPM), which is approximately 66.2% owned by the Company, and Chairman of its Audit Committee. Mr. Hepburn has been self-employed since 2000 as a consultant and is a director of Walker Industries Holdings Inc., an aggregate and waste management company.

Mr. Hepburn was the President and CEO of Hanson Brick America in 1999 and 2000, an international building materials company that is one of the largest ready mix concrete and brick manufacturers in North America. Prior to its acquisition by Hanson Brick America, from 1977 to 1999 Mr. Hepburn was employed in various capacities with Jannock Limited, a company listed on the TSX, including serving as President and Chief Executive Officer, Brick Operations from 1985 to 1999. Mr. Hepburn also served as a Director of the Brick Association of America from 1985 until 2000 and as Vice-Chairman from 1998 until 2000. Mr. Hepburn is a Chartered Accountant and attended the University of Glasgow.

Director Qualifications. Mr. Hepburn is a Chartered Accountant and brings extensive business and financial experience in the private and public sectors to the SunOpta Board of Directors. As a result of his training and extensive experience, the Board of Directors considers Mr. Hepburn to be an expert in financial and accounting matters and thus has been appointed Chairman of the Audit Committee. His business and financial expertise when combined with a deep understanding of governance practises positions Mr. Hepburn to effectively contribute to the SunOpta Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Opta Minerals Inc. (1)
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Member of Compensation Committee Chair of Audit Committee Combined Total	5 of 5 5 of 5 4 of 4 14 of 14	100% 100% 100% 100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (2)
9,600	24,000	33,600	$176,400
Value of Total Compensation Received in Fiscal Year 2011
Fees Earned or Paid in Cash (3)(4)	Options Awarded (#)	Option Awards (5)	All Other Compensation (6)	Total
$69,451	15,000	$68,015	$118,021	$255,487

(1)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012.
(2)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.
(3)	Mr. Hepburn is paid in Canadian dollars. His Board of Director and committee fees have been converted to U.S. dollars using the average exchange rate over the year of $1.00 Canadian = $1.01 U.S.
(4)	For breakdown of Director Compensation, see chart on page 31.
(5)

Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

(6)

Mr. Hepburn sits on the board and certain committees of Opta Minerals Inc., a subsidiary of the Company, and was paid director fees of $27,781 (CDN $27,500) and awarded 60,208 options in Opta Minerals with an aggregate grant date fair value of $90,240, calculated in accordance with FASB ASC Topic 718, all of which is reflected in this column. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile on SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options.

Katrina Houde Age: 53 Location: Ontario, Canada Director Since: Dec 2000 Independent Director

Katrina Houde was elected to the Board of Directors in December 2000 and also serves as a member of the Audit and Compensation Committees. Ms. Houde has been an independent consultant since March 2000.

From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp. and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. She is a Director of a number of private and charitable organizations.

Director Qualifications. Ms. Houde has held a variety of positions in the food industry. When combined with her extensive knowledge of the Company’s history, strategies and governance practises, she brings valuable insight and experience to the Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Member of Compensation Committee Member of Audit Committee Combined Total	5 of 5 5 of 5 4 of 4 14 of 14	100% 100% 100% 100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (2)
29,000	34,000	63,000	$330,750
Value of Total Compensation Received in Fiscal Year 2011
Fees Earned or Paid in Cash (3)(4)	Options Awarded (#)	Option Awards (5)	Total
$50,763	15,000	$68,015	$118,778

(1)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012.
(2)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.
(3)	Ms. Houde is paid in Canadian dollars. Her Board of Director and committee fees have been converted to U.S. dollars using the average exchange rate over the year of $1.00 Canadian = $1.01 U.S.
(4)	For breakdown of Director Compensation, see chart on page 31.
(5)

Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Cyril Ing Age: 79 Location: Ontario, Canada Director Since: Jan 1984

Cyril Ing is a retired Professional Engineer and also holds an MBA. He was elected a Director in January 1984 and became an employee, Vice-President Engineering, of the Company in August 1985, retiring from the position in 1992. Mr. Ing currently serves on the Corporate Governance Committee. Mr. Ing also formerly served on the Compensation and Audit Committees until November 2010.

In the past five years, Mr. Ing has served on the Board of Directors of Jemtec Inc. (11/99 to present) a Canadian listed reporting company.

Director Qualifications. Mr. Ing has considerable knowledge of the history, strategies, technologies and culture of the Company, having served as a Director since 1984. Mr. Ing’s training as a professional engineer provides him with a deep understanding of the processes and technologies utilized by the Company’s operations. This technical perspective combined with a considerable knowledge of the history of the business uniquely qualifies Mr. Ing as a Director of the Company.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Jemtec Inc.
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board and Board Secretary Member of Corporate Governance Committee Combined Total	5 of 5 4 of 4 9 of 9	100% 100% 100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (2)
61,335	34,000	95,335	$500,509
Value of Total Compensation Received in Fiscal Year 2011
Fees Earned or Paid in Cash (3)(4)	Options Awarded (#)	Option Awards (5)	Total
$56,445	15,000	$68,015	$124,460

(1)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012.
(2)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.
(3)	Mr. Ing is paid in Canadian dollars. His Board of Director and committee fees have been converted to U.S. dollars using the average exchange rate over the year of $1.00 Canadian = $1.01 U.S.
(4)	For breakdown of Director Compensation, see chart on page 31.
(5)

Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Jeremy Kendall Age: 72 Location: Ontario, Canada Director Since: Sep 1978 Non-Independent Director

Jeremy Kendall has served as a Director of the Company since September 1978. He became CEO and Chairman of the Board of SunOpta in June 1983 and retired as CEO in January 2007. He remains as Chairman of the Board of the Company. Mr. Kendall is also currently the Chairman of Opta Minerals Inc. (TSX:OPM), which is approximately 66.2% owned by the Company, and serves on the Board of Directors of Mascoma Corporation, a renewable fuels company in which SunOpta has a 18.65% ownership position. Mr. Kendall also serves on the Board of Asia Bio- Chem Group Corp. (TSX:ABC), a major starch manufacturer in China, and is Chairman of Jemtec Inc. (6/91 to present), a distributor of electronic home incarceration equipment listed on the TSXV.

He is also a Director of a number of private and charitable organizations.

Director Qualifications. Mr. Kendall provides extensive knowledge of the Company’s history, strategies, products and operating philosophies. Having led the Company’s entry into natural, organic and specialty foods and having been a Director of the Company since 1978 and served as CEO from 1983 through 2007, Mr. Kendall is uniquely qualified to provide leadership as a Director of the Company from both a strategic and operational perspective.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Opta Minerals Inc. (1) Jemtec Inc. Asia Bio-Chem Group Corp
Board / Committee Membership	Meeting Attendance	Percentage
Chairman of the Board	4 of 5	80%
Equity Ownership
Common Shares	Vested Options (1)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (2)
505,203	36,600	541,803	$2,844,466
Value of Total Compensation Received in Fiscal Year 2011
Fees Earned or Paid in Cash (3)(4)	Options Awarded (#)	Option Awards (5)	All Other Compensation (6)	Total
$88,393	17,000	$77,083	$165,247	$330,723

(1)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012.
(2)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.
(3)	Mr. Kendall is paid in Canadian dollars. His compensation has been converted to U.S. dollars using the average exchange rate over the year of $1.00 Canadian = $1.01 U.S.
(4)	For breakdown of Director Compensation, see chart on page 31.
(5)

Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

(6)

Mr. Kendall sits on the board and certain committees of Opta Minerals Inc., a subsidiary of the Company, and was paid director fees of $24,497 (CDN $24,250) and awarded 60,208 options in Opta Minerals with an aggregate grant date fair value of $90,240, calculated in accordance with FASB ASC Topic 718, all of which is reflected in this column. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile on SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options. This column also reflects $50,510 (CDN $50,000) that Mr. Kendall received under a Retiring Allowance Agreement with the Company.

Alan Murray Age: 52 Location: Colorado, USA Director Since: Jul 2010 Independent Director

Alan Murray was elected a Director of the Company in July 2010 and appointment Vice Chair in March 2011, and also serves as Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Murray has over 30 years of experience as a supplier to the food industry in three continents. Mr. Murray spent 10 years with Unilever, primarily in marketing roles both in the Netherlands and South Africa. From 1990 to 2010 he worked for Tetra Pak, the world leader in processing and packaging systems serving the food industry. During this period he led their operations in Southern Africa, Central Europe (Czech Republic and Slovakia) and North America. Mr. Murray has been a Board member of the National Food Processors Association, now merged with Grocery Manufacturers Association, and the International Dairy Foods Association. He was also Co-founder and Chairman of the industry group Carton Council, a body founded to stimulate the recycling of beverage cartons. Mr. Murray has not served on any other reporting issuers Board of Directors. He is currently the CEO of NextFoods, creators of GoodBelly probiotic fruit drink, based in Boulder Co.

Director Qualifications. Mr. Murray brings strong business experience to the SunOpta Board of Directors having a background in manufacturing, business turnaround, business integration and profitable revenue growth. Mr. Murray has lived and worked abroad with experience in Western and Eastern Europe and Africa. Mr. Murray’s exposure to international business is an asset to the Board as the Company continues to expand globally.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board and Vice Chair Member of the Audit Committee Chair of Compensation Committee Combined Total	5 of 5 4 of 4 5 of 5 14 of 14	100% 100% 100% 100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (2)
0	6,000	6,000	$31,500
Value of Total Compensation Received in Fiscal Year 2011
Fees Earned or Paid in Cash (3)	Options Awarded (#)	Option Awards (4)	Total
$61,947	15,000	$68,015	$129,962

(1)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012.
(2)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.
(3)	For breakdown of Director Compensation, see chart on page 31.
(4)

Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Allan Routh Age: 61 Location: Minnesota, USA Director Since: Sep 1999 Non-Independent Director

Mr. Routh is President of the Company's Grains and Foods Group, the largest operating group within SunOpta, and prior to March 2003 was President and Chief Executive Officer of the SunRich Food Group, Inc., a wholly-owned subsidiary of the Company.

Mr. Routh has been involved in the natural and organic foods industry and soy industry organizations since 1984. He is also a Director of other private companies. In the past five years, Mr. Routh has not served on any other reporting issuers Board of Directors.

Director Qualifications. Mr. Routh brings extensive industry and company knowledge to the SunOpta Board of Directors. Mr. Routh joined the Board in September 1999 and has a deep understanding of the history, strategies, markets and evolution of the Company, Mr. Routh is a pioneer in the soy and organic foods industries, providing the Company and the Board of Directors with valuable insights into these and related foods markets.

Other Public Company directorships in the past five years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board	5 of 5	100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common Shares and Vested Options	Total Market Value of Common Shares and Vested Options (2)
476,329	60,000	536,329	$2,815,727
Value of Total Compensation Received in Fiscal Year 2010

The value of Mr. Routh’s total compensation received for fiscal year 2011 for services as an officer and a director totaled $485,106. For details concerning such compensation, see “Executive Compensation-Compensation of Named Executive Officers-Summary Compensation Table.”

(1)	The number of vested options includes options that will become exercisable within 60 days of March 23, 2012.
(2)	The market value has been determined based on $5.25 being the closing price of the Company’s common shares on NASDAQ as at March 23, 2012.

CORPORATE GOVERNANCE

Board Composition, Leadership and Size

The articles of the Company provide that its Board of Directors shall consist of a minimum of five and a maximum of 15 directors. Presently, the Board of Directors consists of nine directors but at the Annual Meeting shareholders will be asked to approve a resolution fixing the number of directors at ten. The new nominee proposal to fill the additional board seat has over twenty-five years of international investment and capital markets experience and has a very strong financial background. His experience and skills will enhance the diversity of the Board of Directors.

The Board has determined that the proposed size of the Board of Directors will be sufficient to ensure the presence of directors with diverse experience and skills, without hindering effective decision-making or diminishing individual accountability. The Board also believes this range is flexible enough to permit the recruitment, if circumstances so warrant, of an outstanding director candidate in whom the Board may become interested at a future time. The Corporate Governance Committee periodically reviews the organization, size, operation, practise, and tenure policies of the Board and recommends changes to the full Board as appropriate.

Each of the directors and executive officers of the Company is required to certify on an annual basis that he or she has reviewed and is knowledgeable as to the contents of the Company’s Business Ethics and Code of Conduct (the “Code”) and is not aware of any violations of the Code. All new employees of the Company are required to certify at the time of hiring that they have reviewed and are knowledgeable as to the contents of the Code. The Company monitors compliance with the Code through management oversight and regular communications with employees. In addition the Company has established and maintains, through an independent third party service provider, a confidential toll-free ethics reporting hotline which all directors, officers and employees are advised of and encouraged to use to report matters which may constitute violations of the Code.

The effectiveness and contribution of the Board, each committee of the Board and each of the individual directors are assessed annually with the assistance of a third party consulting firm specializing in board effectiveness (the “Board Effectiveness Consultant”). Each of the directors is required to complete a detailed questionnaire which is prepared and reviewed by the Board Effectiveness Consultant and also complete a personal interview with the Board Effectiveness Consultant. The results of this review are reported to, and discussed in detail at, a meeting of the full Board of Directors.

Two of our executive officers, Steven Bromley, Chief Executive Officer, and Allan Routh, President of the SunOpta Grains and Food Group, serve on the Board of Directors. Jeremy Kendall serves as the Chairman of the Board. Mr. Kendall previously served as the Company’s Chief Executive Officer, until his retirement on February 1, 2007. The Board does not have a policy concerning the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently these roles are separate.

The current Chairman of the Board, while not an employee or officer of the Company, is deemed not to be an independent director. In March 2011, the Company appointed Alan Murray as the Vice-Chair of the Board. Mr. Murray is an independent director and, while serving as Vice-Chair of the Board, it is expected that Mr. Murray will assist the Chairman and provide an independent viewpoint on all matters. The Chairman of the Board sets the agenda for meetings of the Board with input and feedback from the directors. The Vice-Chair, as the Chairman’s deputy, performs the duties that are delegated to him by the Chairman, which duties may include: assisting in preparing Board and Committee agendas and establishing priorities of the Board; acting as chairman for meetings of the independent directors; serving as a liaison between the Chairman and the CEO, on one hand, and the independent directors, on the other; assisting the Chairman and the CEO with ongoing matters between meetings of the Board; and serving as acting Chairman of the Board in the absence of the Chairman, or when a motion involving the Chairman is being discussed. All committees of the Board are chaired by independent directors. The Board and the Corporate Governance Committee believe that the current Board leadership structure is an appropriate structure for the Company and will continue to periodically evaluate whether the structure is in the best interests of the Company and its shareholders.

Director Independence

Under NASDAQ listing rules, a majority of the members of the Board must be “independent directors,” An independent director under NASDAQ listing rules is a person other than an executive officer or employee or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no "material relationship" with the Company. Director independence of each of the current directors is determined by the Board of Directors with reference to the requirements as set forth by Canadian securities regulators in National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, the rules and regulations of the TSX, NASDAQ and SEC (collectively, the “Rules and Regulations”).

The Board has determined that six directors, Cyril Ing, Katrina Houde, Douglas Green, Victor Hepburn, Jay Amato and Alan Murray, who currently constitute a majority of the Board, are independent. The new director nominee, Peter Fraser, will also be an independent director, further increasing the percentage of independent directors on the Board. These independent directors currently comprise in full the membership of each standing Board committee described in this Proxy Statement. Because each is either a current or former officer of the Company, Mr. Jeremy Kendall, Chairman, Mr. Steven Bromley, President and Chief Executive Officer, and Mr. Allan Routh, President of the SunOpta Grains and Foods Group, are considered to have a material relationship with the Company and, therefore, are not independent.

Executive Sessions

The independent directors meet without management and non-independent directors at regularly scheduled in-person Board meetings, generally following meetings of the full Board. One of the independent members of the Board presides at these meetings.

Meeting Attendance

The Board held five regularly scheduled meetings during fiscal year 2011. Each incumbent board member attended at least 80% of the aggregate number of meetings held by the Board and all committees on which he or she served.

Director Orientation

The Company has a formal director orientation policy to ensure that all new Directors receive proper orientation to facilitate the level of familiarity with the Company’s practises, policies and operations required to meet Board responsibilities.

The current process to orient new directors is as follows:

1)

The new director meets with the Chairman of the Board and the Company’s Chief Executive Officer to discuss various information about the Company, including history, vision, mission and values, organization structure, share holdings, strategic plan, fiscal business plan and budget, historical and current year to date fiscal results.

2)

The new director meets with the Chairman to discuss the aspects of the Board such as organizational documents and Board and committee minutes for the past year, Board administration matters, expense reimbursement practises, and Company policies.

3)

The new director meets with other Directors of the Company and certain members of Corporate Management and Divisional Presidents which allow new directors an opportunity to ask questions about the role of the Board, its committees and directors and the nature and operation of the Company. Following nomination, new directors are encouraged to meet members of management and to visit the Company’s premises and view its operations.

4)

New directors are provided access to the Company’s continuous disclosure documents as filed with the SEC and on SEDAR, investor presentation material, director mandate document and the Company’s Business Ethics & Code of Conduct policies. New directors are required to affirm that they have read and understand the Company’s Business Ethics and Code of Conduct.

Board Role in Risk Oversight

The Board has risk oversight responsibility and sets the tone for risk tolerance within the Company. The Board strives to effectively oversee the Company's enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company's culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company's risk philosophy by having discussions with management to establish a mutual understanding of the Company's overall appetite for risk. The Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company's most significant risk exposures. The Board expects frequent updates from management about the Company's most significant risks so as to enable it to evaluate whether management is responding appropriately. During each regularly scheduled Board meeting, the Board also reviews components of the Company's long-term strategic plans and the principal issues, including foreseeable risks that the Company expects to face in the future.

The Board oversees risk management directly, as well as through its committees. For example, the Audit Committee reviews the Company’s policies and practises with respect to risk assessment and risk management, including discussing with senior management major financial risks and the steps taken to monitor and control exposure to such risk. The Corporate Governance Committee considers risks related to succession planning and the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of executive compensation programs and arrangements. See below for additional information about the Board’s committees. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Committees

The Board of Directors presently has three committees, with the principal functions and membership described below. Each committee has a charter, which is available at our website at www.sunopta.com, under the “Investor Relations” link. The following table summarizes the current membership of each of our three Board committees. Each of the three committees is composed entirely of independent directors.

Director	Audit Committee	Corporate Governance Committee	Compensation Committee
Jay Amato		[X] (Chair)
Douglas Greene		[X]
Victor Hepburn	[X] (Chair)		[X]
Katrina Houde	[X]		[X]
Cyril A. Ing		[X]
Alan Murray	[X]		[X] (Chair)

Audit Committee

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter, which is regularly updated. These duties and responsibilities include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practises; (b) recommending to the Board the appointment and authorizing remuneration of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practises relating to ethical considerations and business conduct, including compliance with laws and regulations. The Audit Committee meets a minimum of four times a year, once to review the Annual Report on Form 10-K and annual Audited Consolidated Financial Statements, and once before each quarter’s earnings are filed to review interim financial statements and the Quarterly Report on Form 10-Q which is filed with the SEC in the U.S. and with an applicable securities regulator in Canada. Other meetings may be held at the discretion of the Chair of the Audit Committee. The Audit Committee has free and unfettered access to Deloitte & Touche LLP, the Company’s independent registered accounting firm and auditors, the Company’s risk management and internal audit team and the Company’s internal and external legal advisors.

The Audit Committee maintains a company-wide whistle-blower policy related to reporting of concerns in accounting or internal controls. This policy gives all employees of the Company the option of using a hot line administered by a third party for communication concerns dealing with a wide range of matters including accounting practises, internal controls or other matters affecting the Company’s or the employees well being.

Our Audit Committee is currently comprised of Victor Hepburn, Alan Murray and Katrina Houde. The Board has determined that each member of the Audit Committee (1) is “independent” as defined by applicable SEC rules and NASDAQ listing rules, (2) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. In addition, the Board has determined that Victor Hepburn meets the definition of “audit committee financial expert,” as defined in SEC rules, and has appointed Mr. Hepburn as Chairman of the Audit Committee.

The report of the Audit Committee appears under the heading “Report of the Audit Committee” below.

The Audit Committee met formally four times during 2011.

Corporate Governance Committee (Nominating Committee)

The Corporate Governance Committee’s duties and responsibilities are documented in a formal Corporate Governance Committee Charter, which is updated regularly. These duties and responsibilities include: (a) identifying individuals qualified to become members of the Board of Directors, and selecting or recommending director nominees; (b) developing and recommending to the Board of Directors corporate governance principles applicable to the Company; (c) leading the Board of Directors in its annual review of the performance of the Board of Directors; (d) recommending to the Board of Directors director nominees for each committee; (e) discharging the responsibilities of the Board of Directors relating to compensation of the Company’s directors; (f) leading the Board of Directors in its annual review of the performance of the Chief Executive Officer (“CEO”); and (g) regularly assessing the effectiveness of the Company’s governance policies and practises.

The Corporate Governance Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Nominating Committee will consider certain necessary criteria that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement; (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and Committee meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth. The Committee also takes into consideration the range of skills and expertise that should be represented on the Board, geographic experience with businesses and organizations, and potential conflicts of interest that could arise with director candidates. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews. Although the Company does not have a separate diversity policy relating to the identification and evaluation of nominees for director, the Corporate Governance Committee seeks to include members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.

A shareholder may recommend a person as a nominee for election as a director at the Company’s next annual meeting of shareholders by writing to the Secretary of the Company. Each notice of nomination should contain the following information: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of common shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board of Directors and to ensure that each such nominee is qualified to serve as a director pursuant to the requirements of the Canada Business Corporations Act; and (e) the consent of each nominee to serve as a director of the Company if so elected. Formal nominations for director candidates to be considered for election at the 2012 Annual Meeting of Shareholders must be received before the date specified under “Shareholder Proposals for 2012 Annual Meeting of Shareholders; Shareholder Communications.”

Our Corporate Governance Committee is currently comprised of Jay Amato, Douglas Greene and Cyril Ing, each of whom has been determined by the Board to be independent. Jay Amato is Chairman of the Corporate Governance Committee.

The Corporate Governance Committee met formally four times during 2011.

Compensation Committee

The Compensation Committee’s duties and responsibilities are documented in a formal Compensation Committee Charter, which is updated regularly. These duties and responsibilities include to (a) reward executives for long-term strategic management and enhancement of shareholder value; (b) support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies; (c) attract and retain executives whose abilities are considered essential to the long-term success and competitiveness of the Company through the Company’s salary administration program; (d) align the financial interests of the Company’s executives with those of the shareholders and (e) ensure fair and equitable treatment for all employees.

The function of the Compensation Committee is to determine the compensation of the CEO as well as to review and approve the compensation recommended by the CEO for certain officers of the Company and to review overall general compensation policies and practises for all employees of the Company. In addition, this Committee oversees the Amended and Restated 2002 Stock Option Plan, Employee Stock Purchase Plan and any other incentive plans that may be established for the benefit of employees of the Company.

Our Compensation Committee is currently comprised of Alan Murray, Victor Hepburn and Katrina Houde, each of whom has been determined by the Board to be independent. Alan Murray serves as Chairman of the Compensation Committee.

Our Compensation committee has deep experience with Compensation matters. Specifically;

Mr. Murray, the Chairman of the Compensation committee, as CEO of Tetra Pak North America was responsible for senior management annual performance and salary reviews, is familiar and worked with major firms who produce salary surveys, has designed and implemented variable compensation systems for senior management, and has set guidelines for and approved total company compensation programs for over 400 salaried employees annually.

Ms. Houde is a certified human resource professional and was a Director or Vice President of Human Resources with three organizations. While at Cuddy Foods she had oversight responsibilities for compensation and pay practises with similar experiences to Mr. Murray above.

Mr. Hepburn has over the course of his career dealt extensively with compensation matters, including pay practises, variable compensation and benefit plans for all levels of managers and employees, drawing on the expertise of human resource personnel and outside consultants.

The report of the Compensation Committee appears under the heading “Executive Compensation-Compensation Committee Report” below.

The Compensation Committee met formally five times during 2011.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time over the past year. None of our executive officers serve as a member of the Compensation Committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Directors and Officers Liability Insurance

The Company’s comprehensive insurance policies include coverage, which indemnifies the directors and officers of the Company. The approximate annual cost of this coverage is $305,729 and the policy contains a deductible of $100,000 except for security claims which has a deductible of $250,000.

Code of Ethics

The Company has a Code of Ethics policy titled “Business Ethics and Code of Conduct.” The policy is applicable to all employees, including the Company’s executive officers and employees performing similar functions, as well as all persons serving as directors and consultants to the Company. A copy of the Business Ethics and Code of Conduct is available, without charge, at www.sunopta.com or upon written request to the Company at SunOpta Inc., 2838 Bovaird Drive West, Brampton, Ontario, Canada, L7A 0H2. Attention: Information Officer. Any amendments to, or waivers of, the Business Ethics and Code of Conduct which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.sunopta.com.

Compensation of Directors

Annual compensation for non-employee directors is comprised of cash and option-based equity compensation. Such cash compensation consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Option-based equity compensation consists of options granted under our Amended and Restated 2002 Stock Option Plan. In addition, Victor Hepburn, Jeremy Kendall and Steve Bromley receive certain fees and stock options from Opta Minerals Inc. as compensation for serving on the board of directors and certain committees of the board of Opta Minerals Inc., one of our subsidiaries, and Jeremy Kendall receives additional compensation in the form of a retirement allowance under a contract with the Company, all of which is set forth in more detail in the table below. Steven Bromley, our President and Chief Executive Officer, and Allan Routh, President of our Grains and Foods Group, are not included in this table since they are employees of the Company and receive no additional compensation for their services as directors of SunOpta; thus, their compensation is shown in the Summary Compensation Table.

During fiscal 2011, each non-employee director received the following compensation (as applicable):

Annual cash retainer in Canadian dollars of:

  $30,000 for serving as a director;
  $50,000 for serving as the Chairman of the Board;
  $20,000 for serving as the chair of the Audit Committee; and
  $7,500 for serving as the chair of the Compensation Committee or Governance Committee.

Meeting attendance fees in Canadian dollars of:

  $1,500 for each in-person meeting of the Board of Directors;
  $1,500 for each meeting of the Audit Committee;
  $750 for each meeting of the Compensation Committee and Governance Committee;
  $750 for each telephonic meeting of the Board of Directors, Compensation Committee or Governance Committee; and
  $1,500 for other fees such as travel days

The total 2011 compensation for our non-employee directors is shown in the following table:

2011 Director Compensation

Name	Annual Retainer ($)(1)	Meeting Fees Earned ($)	Option Awards ($)(2)	Other Compensation ($)(3)	Opta Minerals Board of Directors Fees ($)(5)	Total ($)
Jay Amato	38,653	12,217	68,015	6,068	-	124,953
Douglas Greene	30,922	12,217	68,015	7,655	-	118,809
Victor Hepburn (4)	50,510	18,941	68,015	0	118,021	255,487
Katrina Houde (4)	30,306	20,457	68,015	0	-	118,778
Cyril Ing (4)	32,200	17,173	68,015	7,072	-	124,460
Jeremy Kendall (3)(4)	80,816	7,577	77,083	50,510	114,737	330,723
Alan Murray	36,669	17,623	68,015	7,655	-	129,962

(1)	Annual Retainer includes Chair Fees where applicable.
(2)

Consists of the aggregate grant date fair value of stock options granted to directors under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

(3)

For Mr. Kendall, the “Other Compensation” column reflects a retiring allowance from the Company in the amount of $50,510 (Cdn $50,000) under a contract with the Company. For other directors “Other Compensation” represents primarily travel fees.

(4)

These Board members are paid in Canadian dollars. The Board of Director and committee fees have been converted to U.S. dollars using the average exchange rate of the year of $1.00 Canadian = $1.01 U.S.

(5)	See note (6) to the biographies for each of Messr. Hepburn and Kendall under “Information About the Board Nominees” for more information related to these Opta Minerals Board of Director fees.

The Board believes that compensation for non-employee directors should be competitive and should fairly compensate directors for the time and skills devoted to serving our Company but, for independent directors, should not be so great as to compromise independence.

All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of our Board or its committees and for other reasonable expenses related to the performance of their duties as directors. The Board believes that our total director compensation package is competitive with the compensation offered by other companies and is fair and appropriate in light of the responsibilities and obligations of our directors.

Penalties and Sanctions and Personal Bankruptcies

The information related to cease trade orders and bankruptcies, not being within the knowledge of the Company, has been furnished by the directors. Other than set out below, none of the proposed nominees for election to the Board of Directors:

1)       is, as at the date of this Proxy Statement, or was within 10 years before the date of the Proxy Statement, a director or chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of an order (as defined in Form 51-102F5 made under National Instrument 51- 102 of the Canadian Securities Administrators) that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)

was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer, or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer, or chief financial officer; or

2)       is at the date hereof, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)       has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

In 2008 the Company received letters from the SEC (“the Commission”) requesting additional information in connection with the restatement of the Company’s filings for each of the quarterly periods ended March 31, 2007, June 30, 2007, and September 30, 2007. The SEC concluded its investigation in the quarter ended October 2, 2010 and came to a settlement with the Company, Mr. Bromley, President and Chief Executive Officer, and Mr. Dietrich, the former Chief Financial Officer of the Company. Under the settlement, the Company agreed to an administrative order (“Order”) directing that the Company cease and desist from committing or causing any violations and any future violations of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act, and Rules 12b–20, 13a–11 and 13a–13 thereunder. The Order did not require the Company to make any payment. Mr. Bromley and Mr. Dietrich also agreed to the Order, which directed that they cease and desist from committing and causing any violations and any future violations of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act and Rules 12b–20, 13a–11, 13a–13 and 13a–14 thereunder. In addition, Mr. Bromley was ordered to pay disgorgement of $40,905 and prejudgment interest of $5,295, and Mr. Dietrich was ordered to pay disgorgement of $5,780 and prejudgment interest of $1,012. Those amounts represented a portion of the proceeds that each of them received in connection with properly approved option exercises and sales of the Company’s common stock that occurred before the Company’s quarterly financial statements for 2007 were restated. The Company, Mr. Bromley and Mr. Dietrich each consented to the issuance of the Order without admitting or denying the Commission’s findings. The settlement concluded the Commission’s inquiry.

Colorado Mills LLC (“Colorado Mills”) and SunOpta Grains and Foods Inc. (formally Sunrich LLC, herein “Grains and Foods”), a wholly–owned subsidiary of the Company, organized a joint venture in 2008 to construct and operate a vegetable oil refinery adjacent to Colorado Mills’ sunflower seed crush plant located in Lamar, Colorado. The joint venture involved the creation of a jointly-owned entity, Colorado Sun Oil Processors, LLC (“CSOP”). Allan Routh, one of our Directors, served as President of CSOP, and John Ruelle, our Vice President and Chief Administrative Officer, served as Secretary of CSOP. During the relationship, disputes arose between the parties concerning management of CSOP, record–keeping practices, certain unauthorized expenses incurred on behalf of CSOP by Colorado Mills, procurement of crude oil by Sunrich from Colorado Mills for processing at the CSOP refinery, and the contract price of crude oil offered for sale under an output term of the joint venture agreement. The parties initiated a dispute resolution process as set forth in the joint venture agreement, which Colorado Mills aborted prematurely through the initiation of suit in Prowers County District Court on March 16, 2010. Subsequent to the filing of that suit, Colorado Mills acted with an outside creditor of CSOP to involuntarily place CSOP into bankruptcy. As part of the bankruptcy proceeding filed on June 10, 2010 in the U.S. Bankruptcy Court, District of Colorado, Colorado Mills purchased substantially all of the assets of CSOP. Please see Note 3(b) to our consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of our accounting of the disposal of the CSOP assets.

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PROPOSAL THREE –APPOINTMENT AND REMUNERATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR

Appointment of Independent Registered Public Accounting Firm and Auditor

The Audit Committee of the Board has recommended that Deloitte & Touche LLP (“Deloitte”) be reappointed as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders. Shareholders will be asked to vote at the Meeting to appoint Deloitte as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and to authorize the Audit Committee to fix their remuneration. Deloitte has served as our auditors since 2008. One or more representatives of Deloitte will attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the appointment of Deloitte as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and FOR authorizing the Audit Committee to fix their remuneration. In the event that shareholders do not appoint Deloitte as the Company’s auditors at the Meeting and another accounting firm is not appointed, the Audit Committee will reconsider its recommendation and the Board will select another accounting firm to serve as the Company’s independent registered public accounting firm and auditor.

This Proposal will be approved if a quorum is present at the Meeting and the votes cast in favour of the Proposal constitute a majority of the total votes cast on the Proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this Proposal.

Fees Billed by Deloitte

The following table sets forth the aggregate fees billed by Deloitte for each of the last two fiscal years relating to the audit of the Company’s 2011 and 2010 consolidated financial statements and the other serviced indicated:

Fee Category	Fiscal 2011 ($)	Fiscal 2010 ($)

Audit Fees	2,190,678	1,921,128
Audit-Related Fees	36,460	196,912
Tax Fees	27,820	60,233
Other Fees	22,909	10,000

Total Fees	2,277,867	2,188,273

Following is a description of the nature of services comprising the fees disclosed under each category.

Audit Fees. These amounts relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Reports on Form 10-K, annual audits of the effectiveness of the Company’s internal control over financial reporting, reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and services normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or its engagement for the indicated fiscal year, statutory audits of certain Company’s subsidiaries, and services relating to filings under the Exchange Act. The amounts noted above include out-of-pocket expenses.

Audit-Related Fees. These amounts relate to assistance on acquisitions or divestitures and other audit-related projects as well as review of regulatory filings.

Tax Fees. These amounts relate to professional services for tax compliance, tax advice and tax planning.

Other Fees: Other fees related to various miscellaneous matters including public accountability board fees, review of committee charters and other smaller matters.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent registered public accounting firm. The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Deloitte prior to the engagement with the exception that management is authorized to engage Deloitte in respect of services to the extent that (a) each individual engagement is not more than $50,000, and (b) the aggregate for all engagements does not exceed $100,000. These services are subsequently approved at the next scheduled Audit Committee meeting. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by Deloitte during the fiscal year ended December 31, 2011 were approved in accordance with this policy. These services have included audit services, audit-related services, tax services and all other fees as described above.

Financial Information Systems Design and Implementation Fees

No fees were billed by Deloitte to the Company during any of the last two fiscal years for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of SunOpta Inc. ("SunOpta") assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of SunOpta's internal controls. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on SunOpta's website at www.sunopta.com. The members of the Committee are Victor Hepburn, Alan Murray and Katrina Houde, each of whom meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and applicable independence requirements of the NASDAQ listing rules.

The Committee has reviewed and discussed SunOpta's audited financial statements for the year ended December 31, 2011 with SunOpta's management. The Committee has discussed with Deloitte & Touche LLP, SunOpta's independent registered public accounting firm and auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's communications with the Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

In reliance on the review and the discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

This report has been submitted by Victor Hepburn, Alan Murray and Katrina Houde, all members of the Audit Committee.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that SunOpta specifically incorporates it by reference in such filing.

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PROPOSAL FOUR – ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Background

In order to ensure an appropriate level of director accountability to the Company’s shareholders and to ensure that shareholders have an opportunity to engage with the Board of Directors about executive compensation matters, the Company has had a policy since early 2010 to seek an advisory vote from shareholders on the Company’s executive compensation practises. At the last Annual and Special Meeting of Shareholders, shareholders voted on an advisory basis for the Company to hold an Advisory Vote on Compensation of Named Excecutive Officers on an annual basis, and the Company has agreed to do so. The Board understands that our shareholders have a meaningful interest in our executive compensation policies, and believes that shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, now mandates that the Company continue to enable shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the executive officers named in the Summary Compensation Table set forth in this Proxy Statement (referred to in this Proxy Statement as the “NEOs”).

Discussion and Resolution

As described in detail under the heading “Executive Compensation-Compensation Discussion and Analysis,” the Company’s executive compensation objectives are to (a) attract and retain key executive officers who contribute to the Company’s long-term success, (b) align the executive officers’ interests with the interests of shareholders, (c) promote an ownership mentality among key leadership and the Board, (d) enhance the overall performance of the Company and (e) recognize and reward individual performance and responsibility. Please read the “Compensation Discussion and Analysis” under “Executive Compensation” for additional details about the Company’s executive compensation programs, including information about the compensation of the NEOs for the fiscal year ended December 31, 2011.

In accordance with Company policy and Section 14A of the Exchange Act, we are asking shareholders to indicate their support for the compensation of the NEOs. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the NEOs’ compensation. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and other related tables and narrative discussion under the Executive Compensation caption.”

The “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the advisory resolution regarding the compensation of the Company’s NEOs.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favour of this proposal constitute a majority of the total votes cast on this proposal. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:

Alan Murray - Chairman
Victor Hepburn
Katrina Houde

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes, among other things, the key principles and approaches used to determine material elements of compensation awarded to, earned by and/or paid to our Chief Executive Officer, Chief Financial Officer, past Chief Financial Officer and our three most highly compensated executive officers other than the CEO and CFO who were serving as executive officers on December 31, 2011 (referred to in this Proxy Statement as the “NEOs”). This discussion addresses our compensation policies for the fiscal year ended December 31, 2011 as they affected the NEOs, and should be read in conjunction with the tables set forth in this “Executive Compensation” section.

The Composition and Role of Our Compensation Committee

The Compensation Committee consists entirely of non-employee directors, within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” within the meaning of NASDAQ listing rules and National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators. As per the SunOpta Inc. Compensation Committee Charter, the Compensation Committee of the Board of Directors is responsible for determining salaries and incentive compensation for officers, including the NEOs, and administering the Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee is also responsible for reviewing the Company’s leadership programs, human resources policies and procedures and diversity programs and metrics. The Compensation Committee delegates authority for expense authorization, administrative matters and various follow-up and miscellaneous items to senior management of the Company.

Compensation Overview, Philosophy and Objectives

The Compensation Committee assesses and determines the level of compensation for the CEO. Our CEO assesses and recommends to the Compensation Committee compensation levels for the other executive officers based on the performance of the business and/or certain business units, third party compensation data, external and internal equity, changes in responsibility and the individual’s overall contribution to the Company’s success. These recommendations are submitted to the Compensation Committee for decision and final approval. The CEO plays an administrative role in setting director compensation. He assists the Board in selecting and working with advisors who provide guidance and comparable market data with regards to directors compensation levels and practises. The Board has ultimate responsibility and authority for approving and setting Director compensation levels and practises.

Our executive compensation philosophy and the policies that support it are intended to reward our executives for long-term strategic management and their efforts to enhance shareholder value, and support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies.

The objectives of our executive compensation program are to:

  attract and retain key executive officers critical to our long-term success;

  align the executive officers’ interests with the interests of shareholders, through long-term and annual incentives that represent award and opportunities for long-term value creation;

  promote an ownership mentality among key leadership and the Board of Directors;

  enhance the overall performance of the Company; and

  recognize and reward individual performance and responsibility.

We also understand that our shareholders have a meaningful interest in our executive compensation practises and believe that our shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. As a result, in early 2010, the Compensation Committee adopted a “say on pay” policy intended to seek the advice of shareholders by offering them an opportunity to cast an advisory vote on the Company’s executive compensation program.

The Compensation Committee believes that the Company's executive compensation program has been appropriately designed to provide a level of incentives that do not encourage our executive officers to take unnecessary risks in managing their respective business units or functions. As discussed below, a meaningful portion of our executive officers' compensation is performance-based. Our annual incentive compensation program is designed to reward annual financial and/or strategic performance that represents interim outcomes towards the long-term success of our Company. We specifically evaluate our annual performance goals to ensurance avoidance of risk-taking that focuses excessively on short-term profits at the sacrifice of the long-term health of our Company. Likewise, we use long-term equity incentive awards that we believe provide the appropriate link to long-term shareholder interests through their link to our stock price and multi-year vesting requirements. The primary equity vehicle used has been stock options in order to align executives with stock price appreciation. In combination, the Compensation Committee believes that the various elements of our executive compensation program sufficiently tie our executives' compensation opportunities to our focus on sustained long-term growth and performance.

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Executive Total Compensation Program

Our executive compensation program generally consists of base salary, annual short-term cash incentive compensation (annual bonuses), long-term incentive compensation in the form of stock options and discretionary bonuses in limited circumstances. Our executive officers also participate in benefit programs that are generally available to all our employees, including medical benefits, the Stock Option Plan, the Employee Stock Purchase Plan and a registered retirement savings plan (RRSP) or 401(k) plan. The following chart outlines the primary elements of our executive compensation program. Our executive total compensation program is targeted at 50th percentile peer group levels, and is administered in a manner intended to provide above 50th percentile pay for outstanding performance, and below 50th percentile performance for less than expected performance. The table below summarizes our current approach to total compensation, and the individual components.

Component	Definition	Comments
Base Salary	Annualized base salary

Based on external benchmarks for the specific position and performance in the position; is generally targeted to make up 30 to 60% of total direct compensation to NEOs. The base salary of executive officers including NEOs is reviewed on an annual basis and approved by the Compensation Committee.

Short Term Incentive (Annual Bonus)	An annual cash reward (annual bonus) paid to executives based on specific financial metrics. Fiscal 2011 metrics include consolidated corporate net income, ROE and group return on net assets.

Rewards the achievement of the Company’s annual fiscal targets chosen to have the greatest impact on shareholder value; is generally targeted to make up 20 to 30% of total direct compensation to NEOs. The specific metrics are reviewed on an annual basis and approved by the Compensation Committee.

Discretionary Bonus	A cash bonus awarded at the discretion of the Compensation Committee for the successful completion of a strategic objective or project.

These bonuses are customarily related to special initiatives or extraordinary events that are not always based on formula or quantitative metrics but are significant to the strategic direction of the Company or in the best interest of long-term shareholder value. Discretionary bonuses could be awarded in connection with acquisitions or divestitures, restructuring plans, cost reduction plans or major projects. The Compensation Committee exercises cautious discretion in determining the amount of these bonuses, which are generally in the range of 5% to 35% of the recipient’s base salary. The Compensation Committee does not view discretionary bonuses as a core and recurring component of its total compensation approach, but rather an occasional tool to reward performance in exceptional instances.

Long Term Incentive (LTI)	Long-term incentives are granted to provide value over a multi-year period while aligning the interests of executives with the shareholders. The Company presently uses stock options as LTI.

Aligns the executive officers’ interests with the shareholders’ interests and rewards the executives over a longer period of time in line with shareholder value; is generally targeted to make up 20 to 40% of total direct compensation to NEOs.

Total Direct Compensation	The overall sum of base salary, annual bonus, discretionary bonus and LTI.	A commonly used measure of comparative value.
Other Compensation

Any other compensation paid to the executive other than those listed above and include our 401(k) or registered retirement savings plan matches, taxable automobile benefits, health care benefits and other benefits.

These are necessary to be competitive in the marketplace and are generally provided as part of a broad-based set of employee benefit plans.

Executive Compensation Peer Group and Use of Compensation Consultants

All compensation decisions are determined following a review of many factors that we believe are relevant, including third-party compensation data, our achievements over the past year, the individual’s contributions to our success, any significant changes in role or responsibility and the internal equity of compensation relationships.

In general, we intend that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executive officers with corresponding responsibilities in comparable industries providing similar products and services. In setting total compensation, we target a mix of base salary, short-term incentives and long-term incentives and retain the flexibility to adjust this mix and compensation levels based on actual performance as well as changes in the market. To the extent determined to be appropriate, we also consider general economic conditions, our financial performance, including corporate net income, return on equity and return on net assets, and individual merit in setting compensation policies for our executive officers.

We annually assess the competiveness of executive total compensation relative organizations of comparable industry, size, and complexity. In April 2010, the Compensation Committee retained the services of Mercer to conduct a market review of executive total compensation using a comparator Canadian proxy group, including Jean Coutu Group, Canada Bread Ltd., Cott Corporation, North West Co. Fund, Colabor Group Inc., High Liner Foods Inc., Rogers Sugar Income Fund, Liquor Stores Income Fund, Lassonde Industries Inc., and Premium Brands Inc., a comparator US proxy group, including Treehouse Foods Inc., Coca-Cola Bottling, Albeto-Culver Co., Hansen Natural Corporation, Hain Celestial Group, Elizabeth Arden Inc., Lancaster Colony Corporation, Lance Inc., Green Mountain Coffee Roasters Inc., J&J Snack Foods Corporation, Diamond Foods Inc., B&G Foods Inc., and Tootsie Roll Industries Inc., as well as the Canadian and US Mercer Benchmark Data. Although comparator sets were used in both the above stated reviews, the Company does not rely solely on the comparator sets. Benchmark databases, performance of the business and individual performance are all factors considered by the Compensation Committee when evaluating compensation levels. Additionally, Mercer provided analysis and recommendations for our annual incentive plan. In August 2010, Mercer completed the review of the Company’s incentive plan design and the Compensation Committee adopted the incentive plan for the 2011 fiscal year. The Compensation Committee utilized the data from the 2010 study, completed by Mercer, in making the adjustments and awards for 2011 that are reported later in this section. The total cost of consultants in 2011 and 2010 was approximately $27,000 and $40,000 respectively.

For 2012, SunOpta retained the services of Grant Thornton LLP (Grant Thornton) as its independent executive compensation consultant. SunOpta retained Grant Thornton in order to gain perspective on emerging trends, issues, pay levels, and design at peer group organizations. The general compensation philosophy will likely remain the same, but with a focus on potential improvements to the plan that will enhance and optimize the relationship between pay and performance.

Base Salary

The base salary is designed to be a secure base of compensation sufficient enough to attract and retain a high caliber talented individual for a specific role. The base salary is targeted at the 50th percentile of the peer group, with any positioning below or above the target based on experience, performance, and/or special recruitment/retention considerations.

The Compensation Committee determines base salary for the CEO, and any adjustment is effective April 1st of each year. The CEO recommends the base salary for executive officers to the Compensation Committee based on the above stated factors, with the Compensation Committee having ultimate approval authority.

For fiscal 2011, compensation for executive officers was assessed based on a review of executive officers with comparable qualifications, experience and responsibilities based on the above-described Mercer analysis, as well as current economic factors impacting the market. Base compensation was also assessed in light of a particular individual’s contribution as a whole, including the ability to motivate others, develop the necessary skills to grow, recognize and pursue new business opportunities and initiate programs to enhance the Company’s growth and improve shareholder value.

Short-Term Incentives

General

Short-term incentives for executives and management are provided through annual bonus plans based on the performance of the business. The annual short-term incentive target is established by the Compensation Committee for each executive officer based on comparative data and is reviewed annually to ensure structure and metrics are optimally tied to the strategic objectives of SunOpta. Objectives for the CEO are established by the Compensation Committee. Objectives and targets established for executive officers other than the Chief Executive Officer are based on recommendations by the Chief Executive Officer, with ultimate approval authority resting with the Compensation Committee. The objective of our short-term incentive is to align the behavior of executives and management with the overall strategy of the business and shareholder interests.

For 2011, eligible executives received an annual bonus based on a combination of the following performance components:

  consolidated net income;
  consolidated return on equity (“ROE”); and
  consolidated return on net assets and/or operating group return on net assets (“Group RONA”).

The three metrics chosen align well to what we believe is important to shareholders both in the current year as well as future years. 50% of the bonus plan for Corporate Executives is based on consolidated net income and ROE while 50% is based on the weighted achievement of RONA targets of individual groups.

ROE is calculated by dividing consolidated corporate net income by average shareholders’ equity. Average shareholders’ equity is calculated as an average of 2011 monthly closing balances.

RONA is calculated by taking the sum of operating income plus items of other income and expense incurred in the normal course of business, and dividing it by the Average Net Assets within the defined group. Average Net Assets is defined as total assets, excluding cash and intercompany receivables, less total liabilities, excluding intercompany and external debt, calculated as an average of 2011 monthly closing balances.

The specific weighting to operating groups ensures that proper attention is given to all operations within SunOpta as maximum bonus cannot be achieved by only one or two groups having above average performance years, yet certain amount of bonus remains payable should one or two groups have significantaly below average years and the other groups perform to or beyond expection. As such, this approach provides a balanced approach to bonus payouts by eliminating significant peaks and valleys which are possible with 100% based on consolidated results. For Group Presidents and other Executives within Operating Groups, 80% of their bonus is weighted to the return on net assets of the Group they control and 20% linked to consolidated net income of SunOpta.

The following table summarizes for each of our NEOs the target and maximum incentive awards, the performance components upon which each NEO’s bonus opportunity is based and the corresponding weightings for such components. Although all metrics are strategically important, the weights reflect perspective on relative importance for the organization and specific executive performance. All performance components have a minimum threshold of 90% of the related performance target. If performance is 90% of the performance target or below, no bonus will be paid for that specific performance component. Bonus payouts begin to accrue at the first dollar of achievement over 90% of the applicable performance target, are paid 100% at performance target levels and can achieve up to 200% based on 200% of performance target levels. Note that, when establishing performance outcomes, we conduct sensitivity analysis to ensure all performance goals are set at stretch levels of performance. Specifically, we test goals to ensure that the challenge of a target goal represents a level of performance that has 60% probability of achievement, a maximum goal representing 10% probability of achievement, and a minimum goal at 90% of achievement.

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Target Award, Maximum Award, Performance Components and Weightings
Named Executive Officer (1)	Target Incentive Award ($)	Maximu m Incentive Award ($)	Performance Components	Weightings
Steven Bromley(2)	269,723	539,447	Consolidated net income Consolidated return on equity Group return on net assets	25% 25% 50%
Robert McKeracher(2)	105,818	211,637	Consolidated net income Consolidated return on equity Group return on net assets	25% 25% 50%
Tony Tavares(2)	222,244	444,488	Consolidated net income Consolidated return on equity Group return on net assets	25% 25% 50%
John Dietrich(2)	132,336	264,672	Consolidated net income Consolidated return on equity Group return on net assets	25% 25% 50%
Allan Routh	140,000	280,000	Consolidated net income Grains & Foods Group return on net assets	20% 80%

(1)	As Mr. Eric Davis, the former CFO, left the Company prior to the end of the fiscal year, he is not eligible for the Target Incentive Awards.
(2)	Paid in Canadian dollars. Awards have been converted to U.S. dollars using the average exchange rate of the year of $1.00 Canadian = $1.01 U.S.

Performance Targets

The performance targets for the 2011 fiscal year for each of the three performance components (i.e.consolidated net income, consolidated ROE and Group RONA), and a description of the level of achievement of such performance targets, is set forth below. As a matter of practise, the Compensation Committee sets an initial performance target for each performance component early in the year, and those targets are evaluated at the end of the year to determine whether the targets need to be adjusted due to extraordinary transactions during the year.

Consolidated Net Income and Consolidated Return on Equity. The following table sets forth the consolidated net income and ROE weighting, targets, achievement and preliminary payout percentage for the corporate bonus.

	Weighting	Target	Actual	Achievement	Payout
Net Income (in thousands of US dollars)	25.0%	$28,219	$5,296	0	0%
Average Equity (in thousands of US dollars)		$309,774	$295,087
Return on Equity	25.0%	9.1%	1.8%	0	0%

Group RONA. The following table sets forth each Groups RONA budget and actual Group RONA achievement for each group as well as each group’s contribution to the aggregate Group RONA weighting for corporate bonus targets.

Group	Group RONA Target	Group RONA Actual	Achievement	Percentage of Group RONA Weighting	Corporate Achievement
Grains and Foods	17.8%	11.8%	0%	15.0%	0%
Ingredients	21.8%	12.1%	0%	5.0%	0%
Fruit	9.7%	n/m	0%	7.0%	0%
Healthy Snacks	17.8%	18.6%	104.6%	4.0%	4.2%
Food Solutions	28.1%	17.2%	0%	4.0%	0%
The Organic Corporation	8.3%	11.7%	141.8%	6.0%	8.5%
Natural Health Products	4.0%	n/m	0%	5.0%	0%
Consolidated Weighing				50.0%	12.7%

Corporate Payout Summary

All of the NEOs. with the exception of Mr. Routh, receive their short term incentive compensation based on the corporate bonus plan.

Overall the corporate bonus payout approved by the Compensation Committee was 12.7% as summarized below:

Parameter	Percentage of Bonus	Achievement	Payout
Consolidated net income	25.0%	0%	0%
Consolidated ROE	25.0%	0%	0%
Group RONA’s	50.0%	12.7%	12.7%
Total corporate bonus payout approved by the Compensation Committee			12.7%

Group Payout Overview

Mr. Routh’s short term incentive compensation is based 80% on the RONA of the Grains and Foods Group and 20% on consolidated net income of SunOpta as shown below. Other non-NEO, officers and management receive their bonus based 80% on their Group RONA and 20% of adjusted consolidated net income, as detailed below.

Group	Group Achievement (as above)	80% Weighting	Consolidated Net Income Achievement	20% Weighting	Payout
Grains and Foods	0%	0%	0%	0%	0%
Ingredients	0%	0%	0%	0%	0%
Fruit	0%	0%	0%	0%	0%
Healthy Snacks	104.6%	83.7%	0%	0%	83.7%
Food Solutions	0%	0%	0%	0%	0%
The Organic Corporation	141.8%	113.4%	0%	0%	113.4%
Natural Health Products	0%	0%	n/m	5.0%	0%

Clawback

In the event of material non-compliance with any financial reporting requirements that leads to an accounting restatement, the Company has established authority as part of the short-term incentive plan to recover from current and former executives any incentive-based compensation, for the three years preceding the restatement, that would not have been awarded under the restated financial statements.

Discretionary Bonuses

Discretionary bonuses constitute an important, albeit seldom used component, of the SunOpta compensation philosophy by rewarding successful completion of strategic objectives, significant projects or extraordinary efforts. Discretionary bonuses may be awarded in connection with acquistions or divestitures of businesses, a significant reorganization, a significant cost reduction or cost savings plan or the completion of a significant strategic project. Given the nature of these initiatives, the Compensation Committee may not always utilize specific quantitative metrics in determining the bonus payment, if any, to an executive. These bonuses are paid on rare and exceptional occasions for significant strategic objectives and generally have been in the range of 5% to 35% of annual base salary. The amounts of discretionary bonuses are intended to be commensurate with the efforts of the executive and the overall benefit to the Company.

In 2010, the Compensation Committee awarded Steven Bromley a discretionary bonus of $147,059 (CDN $150,000), payable in 2011, in recognition of his leadership in the completion of two strategically significant divestitures during the year.

Long-Term Incentives

Long-term incentives for executive officers and key employees are provided through the Stock Option Plan. The objectives of this plan are to align executive and shareholder long-term interests by creating a strong and direct link between executive compensation and shareholder return, to enable executive officers to develop and maintain a long-term ownership position in our common shares, to attract, retain and motivate qualified employees, directors, officers and consultants in order to achieve the Company’s long-term growth and profitability objectives, to provide competitive levels of remuneration and to recognize individual initiatives and achievements. Stock options are usually granted annually to our executive officers and certain key employees. In selecting executive officers eligible to receive stock options and determining the amount and frequency of such grants, the Compensation Committee evaluates a variety of factors, including the following:

  the job level of the employee;

  the value of stock option grants awarded by competitors to employees at comparable job levels;

  past, current and prospective service rendered, or to be rendered, by the applicable employee;

  historical grants to the applicable employee; and

  significant promotions especially to a Vice President or Executive Officer position.

Long-term incentives are awarded annually by the Compensation Committee at the Board of Directors meeting following the annual salary review and as part of the annual compensation analysis or at other times throughout the year if deemed appropriate by the Compensation Committee. The long-term incentive awards to executive officers other than the Chief Executive Officer are based on recommendations by the Chief Executive Officer. The long-term incentives are in the form of stock options. Under normal circumstances options vest over a five year period with 20% of the total grant vesting annually on the anniversary date of the original grant and expiring one year following the last vesting date.

Other Compensation

Our executive officers are eligible to receive the same level of benefits that we make available to other employees, including:

  Group health benefits, which includes medical, dental, vision and prescription drug coverage, group life insurance and short-term and long-term disability plans; and
  Retirement benefits in the form of a 401(k) plan for U.S. employees and a Registered Retirement Savings Plan match for Canadian employees.

In addition, from time to time executive officers receive additional perquisites that are not generally available to other employees, including automobile benefits and club memberships. For additional information regarding other compensation during the most recently completed fiscal year, see the “All Other Compensation” column in the Summary Compensation Table below. We take a conservative approach to other compensation, given our preference for pay for performance.

Results of 2011 “Say-on-Pay Vote

SunOpta provides its shareholders with the opportunity to cast an annual advisory vote on executive compensation. At our 2011 annual meeting 97.1% of the votes cast were voted in favor of our executive total compensation approach. The Compensation Committee believes that the results of this vote affirmed shareholders’ support of SunOpta’s approach to executive compensation, and therefore we have not substantially changed our approach to executive compensation in 2011 or 2012. In 2012, however, the Compensation Committee is evaluating its approach to executive compensation, in support of the existing executive pay philosophy. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for its executive team.

2011 Say on Pay Vote
For	35,143,164
Against	952,507
Abstain	98,684
Total	36,194,355

Limitations on Deductions

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to our chief executive officer and the three other most highly compensated executive officers (other than the CFO) to $1,000,000 per year, but contains an exception for certain performance-based compensation. For the fiscal year ended December 31, 2011, grants of stock options under the Stock Option Plan satisfy the requirements for deductible compensation for employees residing in the U.S. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we may authorize payments that may not be deductible if we believe they are in the best interests of the Company and its shareholders.

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Compensation of Named Executive Officers

The following tables set forth remuneration paid by the Company and its subsidiaries during the last three years ended December 31, 2011, January 1, 2011, and December 31, 2009 to the NEOs.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Steven Bromley (1) Director and President & Chief Executive Officer	2011 2010 2009	445,751 421,569 376,540	33,966 (5)147,059 -	958,240 166,620 94,500	- 334,135 -	157,547 75,422 56,123	1,595,504 1,144,805 527,163
Robert McKeracher (1) (6) Vice President & Chief Financial Officer (Appointed CFO in October, 2011)	2011 2010 2009	208,985 171,569 136,804	- - -	185,188 22,160 10,500	13,271 67,529 13,264	24,025 20,815 18,888	431,469 282,073 179,456
Eric Davis (1)(6) Former CFO	2011 2010 2009	165,925 310,294 222,743	- - -	- 83,310 36,000	- 204,949 -	19,690 36,096 25,039	185,615 634,649 283,782
Tony Tavares (1) Vice President & Chief Operating Officer	2011 2010 2009	440,700 410,539 350,270	- - -	226,715 166,620 59,850	27,984 271,161 -	33,566 32,520 29,783	728,965 880,840 439,903
John Dietrich (1) Vice President, Corporate Development	2011 2010 2009	328,946 313,725 280,216	- - -	113,358 72,202 49,350	16,710 165,773 -	35,464 34,485 26,086	494,478 586,185 355,652
Allan Routh Director and President, SunOpta Grains & Foods Group	2011 2010 2009	324,375 270,026 255,000	- - -	147,365 76,368 36,750	- 140,096 61,200	13,366 9,710 8,512	485,106 496,200 361,462

(1)

These officers are paid in Canadian dollars. The compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2011, 2010 and 2009 these rates were .989, 1.020 and 1.066 Canadian for each U.S. dollar, respectively.

(2)

Consists of the aggregate grant date fair value of stock options granted to our NEOs under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options. For additional information on our long-term equity incentive awards, see “-Compensation Discussion and Analysis-Long Term Incentives.”

(3)

Consists of payments awarded to our NEOs under our short-term incentive annual bonus plans. These amounts were earned in the years indicated and paid in the following April. For 2011, Mr Bromley earned a short-term incentive bonus in the amount of $33,966 which he has declined. For additional information on our short-term incentive annual bonus plans, see “-Compensation Discussion and Analysis-Short Term Incentives.”

(4)

Represents taxable benefits, life insurance and critical illness benefits, retirement savings contributions, taxable automobile benefits, club membership benefits and, for Mr. Bromley, director fees and options received as compensation for serving as a director of Opta Minerals Inc., a subsidiary of the Company. Mr. Bromley’s director fees and options received as compensation for serving as a director of Opta Minerals Inc. during fiscal year 2011 included fees in the amount of $25,003 (CDN$24,750) and 60,208 stock option awards in Opta Minerals with an aggregate grant date fair value of $90,148, calculated in accordance with FASB ASC Topic 718. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile on SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options.

(5)

Reflects a discretionary bonus awarded to Mr. Bromley in recognition of his leadership in the completion of two strategically significant divestitures in 2010. For additional information on our discretionary bonuses, see “-Compensation Discussion and Analysis-Discretionary Bonuses” above.

(6)	In 2011, Mr. Davis was CFO from January 1, 2011 to June 1, 2011. Mr. Bromley served as interim CFO from July 2, 2011 to October 1, 2011 when Mr. McKeracher was appointed CFO of the Company.

The following table details the various components included in the “All Other Compensation” column. For Mr. Bromley, the “Total” column in the table includes the fees and options described above relating to service as a director for Opta Minerals Inc.

Name	Year	Retirement Plan / 401K Contributions ($)	Auto ($)	Life and Critical Illness Insurance ($)	Memberships ($)	Directors Fees for Opta Minerals ($)	Total ($)
Steven Bromley	2011	11,340	21,566	9,490	-	115,151	157,547
Robert McKeracher	2011	10,638	12,150	1,237	-	-	24,025
Eric Davis	2011	5,670	13,379	641	-	-	19,690
Tony Tavares	2011	11,340	17,355	1,335	3,536	-	33,566
John Dietrich	2011	11,340	22,114	2,010	-	-	35,464
Allan Routh	2011	12,066	904	396	-	-	13,366

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The following table summarizes grants of stock options to our NEOs in 2011 and the estimated possible payouts under our short-term incentive annual bonus plan for 2011.

GRANTS OF PLAN-BASED AWARDS DURING 2011

Name	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Grant Date (2)	All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards (US$/Share)	Grant Date Fair Value of Stock and Option Awards ($) (4)
	Threshold Minimum ($)	Target ($)	Maximum ($)
Steven Bromley	-	269,723	539,447	1/3/2011	200,000	7.72	958,240
Robert McKeracher	-	105,818	211,637	5/11/2011 11/8/2011	10,000 50,000	7.35 5.05	45,343 139,845
Eric Davis(5)	--	0	0	-	-	-	-
Tony Tavares	-	222,244	444,488	5/11/2011	50,000	7.35	226,715
John Dietrich	-	132,336	264,672	5/11/2011	25,000	7.35	113,358
Allan Routh	-	140,000	280,000	5/11/2011	32,500	7.35	147,365

(1)

Reflects each NEO’s possible payouts under our short-term incentive annual bonus plan for 2011. Amounts shown indicate each NEO’s potential bonus assuming successful completion of the NEO’s performance objectives. The threshold minimum is zero as all performance components of short term incentive have a minimum requirement of 90% achievement before the incentive plan begins to payout. For a discussion of the performance criteria and weightings for each NEO, see “Compensation Discussion and Analysis-Short Term Incentives.” Actual amounts to be paid for 2011 are included in the Summary Compensation Table.

(2)	Options vest at a rate of 20% annually beginning on the first anniversary of the grant date and expire one year after the final vesting date.
(3)	Consists of options to purchase common shares awarded under our Amended and Restated 2002 Stock Option Plan.
(4)

Consists of the aggregate grant date fair value of stock options granted to our NEOs under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Capital Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

(5)

Mr. Davis, the former CFO, provided notice of his intention to resign prior to the granting of options and therefore none were granted. Also, since he left the Company prior to the end of the fiscal year, he was not eligible for Non-Equity Income payments.

Mr. Steven Bromley’s 2011 Compensation

Mr. Bromley’s base salary changed in 2011 to CDN$445,000 from CDN$430,000, effective April 1, 2011. His target bonus percentage was unchanged from 2010 at 60% of base salary, based 25% on achieving agreed upon budgeted consolidated net income targets, 25% on ROE targets and 50% on agreed upon budgeted group return on net assets targets. Mr. Bromley earned a short-term incentive cash bonus for fiscal 2011 of $33,966. Mr. Bromley received 200,000 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $958,240. The stock option award was higher than previous years to recognize the significant efforts and contribution to the sale of the Canadian Food Distribution Group and SunOpta BioProcess during 2010. The amount was determined by the Compensation Committee in consultation with the full Board of Directors. Mr. Bromley received other compensation totaling $157,547 which included an auto allowance, a company matching contribution to his registered retirement savings plan (“RRSP”), the premium for a life and critical illness insurance policy and director fees and stock options received for service as a director of Opta Minerals Inc., a controlled subsidiary. For serving on the board of directors of Opta Minerals Inc. (TSX:OPM), Mr. Bromley was paid director fees of $25,003 (CDN$24,750) and received 60,208 options in Opta Minerals with an aggregate grant date fair value of $90,148, calculated in accordance with FASB ASC topic 718. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile and SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options.

Mr. Robert McKeracher’s 2011 Compensation

Mr. McKeracher’s base salary in Canadian dollars changed from CDN$175,000 to CDN$190,000 effective April 1, 2011. He was promoted to CFO effective October 12, 2011 with an increased base salary to CDN$287,500. His target bonus percentage was changed from 2010 at 30% of base salary to 50% at the time of his promotion to CFO, based 25% on achieving agreed upon budgeted consolidated net income targets, 25% on ROE and 50% on agreed upon budgeted group return on net assets targets. Mr. McKeracher earned a short-term incentive cash bonus for fiscal 2011 of $13,271. Mr. McKeracher received 10,000 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $45,343 and an additional 50,000 stock options at the time of his promotion to CFO, with an aggregate grant date fair value of $139,845. The 50,000 additional stock options is consistent with historical practices of the Company for hires or promotions to executive officer positions. Mr. McKeracher received other compensation totaling $24,025 which included an auto allowance, a company matching contribution to his RRSP and the premium for a life insurance policy.

Mr. Eric Davis’ 2011 Compensation

Mr. Davis’s base salary in Canadian dollars changed from CDN$322,000 to CDN$335,000. His target bonus percentage was unchanged from 2010 at 40% of base salary, based 25% on achieving agreed upon budgeted consolidated net income targets, 25% on ROE and 50% on agreed upon budgeted group return on net assets targets. Mr. Davis did not earn a short-term incentive cash bonus for fiscal 2011 as he left the organization prior to the end of the fiscal year. Mr. Davis received other compensation totaling $19,690 which included an auto allowance, a company matching contribution to his RRSP and the premium for a life insurance policy.

Mr Tony Tavares’ 2011 Compensation

As part of the annual salary review for 2011, Mr. Tavares’s annual base salary was increased from CDN$425,000 to CDN$440,000 effective April 1, 2011. His budget bonus percentage was unchanged for 2010 at 50% of base salary, based 25% on achieving agreed upon budgeted consolidated net income targets, 25% on ROE targets and 50% on agreed upon budgeted group return on net assets targets. Mr. Tavares earned a short-term incentive cash bonus for fiscal 2011 of $27,984. Mr. Tavares received 50,000 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $226,715 Mr. Tavares received other compensation totaling $33,566 which included an auto allowance, a company matching contribution to his RRSP, premium for a life insurance policy and membership dues.

Mr. John Dietrich’s 2011 Compensation

Mr. Dietrich’s base salary in Canadian dollars changed from CDN$320,000 to CDN$327,500. His target bonus percentage was unchanged from 2010 at 40% of base salary, based 25% on achieving agreed upon budgeted consolidated net income targets, 25% on ROE and 50% on agreed upon budgeted group return on net assets targets. Mr. Dietrich earned a short-term incentive cash bonus for fiscal 2011 of $16,710. Mr. Dietrich received 25,000 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $113,358. Mr. Dietrich received other compensation totaling $35,464 which included an auto allowance, a company matching contribution to his RRSP and the premium for a life insurance policy.

Mr. Allan Routh’s 2011 Compensation

As part of the annual salary review for 2011 Mr. Routh’s annual base salary was changed from $270,026 to $350,000 effective May 1, 2011. Mr. Routh’s 29.6% salary increase includes a market value adjustment and realignment based on internal comparables to other executive officers in the Company. His target bonus percentage was unchanged at 40% of base salary, based 20% on achieving agreed upon budgeted consolidated net income targets and 80% on agreed upon budgeted Grains and Foods Group return on net assets targets. Mr. Routh did not receive a short term incentive bonus for 2011. Mr. Routh received 32,500 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $147,365. Mr. Routh received other compensation totaling $13,366 which included a company matching contribution to his 401K, auto allowance, life insurance taxable benefit.

The following table summarizes the outstanding equity award holdings of our NEOs as of December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steven Bromley	2/1/2007 8/8/2007 5/14/2009 5/12/2010 1/3/2011	50,000 8,000 36,000 12,000 -	- 2,000 54,000 48,000 200,000	10.86 12.31 1.64 4.45 7.72	2/1/2012 8/8/2013 5/14/2015 5/14/2016 1/3/2017
Robert McKeracher	12/6/2007 10/6/2008 5/7/2009 5/14/2009 5/12/2010 5/11/2011 11/8/2011	3,200 3,600 400 4000 1600 - -	800 2400 600 6,000 6,400 10,000 50,000	13.58 5.74 1.92 1.64 4.45 7.35 5.05	12/6/2013 10/6/2014 5/7/2015 5/14/2015 5/12/2016 5/11/2017 11/8/2017
Tony Tavares	8/9/2008 10/6/2008 5/14/2009 5/12/2010 5/11/2011	30,000 12,000 - 12,000 -	20,000 8,000 34,200 48,000 50,000	5.12 5.74 1.64 4.45 7.35	8/9/2014 10/6/2014 5/14/2015 5/14/2016 5/11/2017
John Dietrich	8/8/2007 5/14/2009 5/12/2010 5/11/2011	8,000 18,800 5,200 -	2,000 28,200 20,800 25,000	12.31 1.64 4.45 7.35	8/8/2013 5/14/2015 5/12/2016 5/11/2017
Allan Routh	8/8/2007 10/6/2008 5/14/2009 5/12/2010 5/11/2011	8,000 13,500 14,000 5,500 -	2,000 9,000 21,000 22,000 32,500	12.31 5.74 1.64 4.45 7.35	8/8/2013 10/6/2014 5/14/2015 5/12/2016 5/11/2007

The following table provides information with respect to the vesting of each NEO’s stock options that were unexercisable at December 31, 2011.

Name	Grant Date	Year in Which Options Vest
		2012	2013	2014	2015	2016	Total
Steven Bromley	8/8/2007	2,000	-	-	-		2,000
	5/14/2009	18,000	18,000	18,000			54,000
	5/12/2010	12,000	12,000	12,000	12,000		48,000
	1/3/2011	40,000	40,000	40,000	40,000	40,000	200,000
Robert McKeracher	12/6/2007	800					800
	10/6/2008	1,200	1,200	-	-	-	2,400
	5/7/2009	200	200	200	-	-	600
	5/14/2009	2,000	2,000	2,000	-	-	6,000
	5/12/2010	1,600	1,600	1,600	1,600	-	6,400
	5/11/2011	2,000	2,000	2,000	2,000	2,000	10,000
	11/8/2011	10,000	10,000	10,000	10,000	10,000	50,000
Tony Tavares	8/9/2008	10,000	10,000	-	-		20,000
	10/6/2008	4,000	4,000	-	-		8,000
	5/14/2009	11,400	11,400	11,400	-		34,200
	5/12/2010	12,000	12,000	12,000	12,000		48,000
	5/11/2011	10,000	10,000	10,000	10,000	10,000	50,000
John Dietrich	8/8/2007	2,000	-		-		2,000
	5/14/2009	9,400	9,400	9,400	-		28,200
	5/12/2010	5,200	5,200	5,200	5,200		20,800
	5/11/2011	5,000	5,000	5,000	5,000	5,000	25,000
Allan Routh	8/8/2007	2,000	-	-	-		2,000
	10/6/2008	4,500	4,500		-	-	9,000
	5/14/2009	7,000	7,000	7,000	-	-	21,000
	5/12/2010	5,500	5,500	5,500	5,500	-	22,000
	5/11/2011	6,500	6,500	6,500	6,500	6,500	32,500

The following table details certain information concerning stock options exercised by the NEOs during the fiscal year ended December 31, 2011.

OPTION EXERCISES

Name	Number of Shares acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Steven Bromley	-	-
Robert McKeracher	-	-
Eric Davis	24,000	121,797
Tony Tavares	22,800	80,455
John Dietrich	-	-
Allan Routh	-	-

(1)

Value Realized on Exercise is calculated as the difference between the total fair market value of the shares on the date of exercise (using the closing market price on the date preceding the exercise date), less the total exercise price paid for the shares.

Payments on Termination or Change in Control

The Board of Directors passed a resolution in 2004 approvingimmediate vesting of all unvested options outstanding in the event of a change of control akin to a “Triggering Event” for executive officers of the Company and the payment of severance benefits in the event of both a triggering event and a material change in terms of employment for the executive officer. A Triggering Event includes a merger of the Company with or into an unaffiliated corporation if the Company is not the surviving corporation or the sale of all or substantially all of the Company’s assets.

In 2007, 2008 and 2011, the Company entered into Employment Agreements with Mr. Bromley, Mr. Tavares and Mr. McKeracher, respectively. These agreements provide for certain benefits upon an involuntary termination of employment, other than for cause, and after a “Triggering Event.” In 2007, the Company modified Mr. Dietrich’s employment conditions by providing certain benefits upon an involuntary termination of employment, other than for cause, or after a “Triggering Event”. In 2012 the Board of Directors extended Mr. Bromley’s contract on the same terms and conditions for an additional year to February 1, 2013, and the contract will continue to automatically renew thereafter for one year periods unless terminated or modified by either party.

The benefits to be received by the NEOs under a change in control or termination without cause are summarized as follows:

Steve Bromley

Termination with a Change in Control:
Under a change in control all unvested options will immediately vest. Mr. Bromley will also have the option to receive severance benefits of twenty-four months base salary, bonus based on the average of the last two years of employment, plus continuation of allowable medical and insurance benefits.

Termination without Cause:
Mr. Bromley would receive similar severance benefits including immediate vesting of all unvested options as noted above under a change of control.

Rob McKeracher

Termination with a Change in Control:
Under a change in control all unvested options will immediately vest. In the event of a material change in employment conditions, Mr. McKeracher will be eligible to receive severance benefits of twelve months plus the addition of one month per year of service (from the commencement of this agreement) to a maximum of eighteen months, base salary, bonus, auto allowance plus continuation of allowable medical and insurance benefits. Bonus will be based on the higher of the average of the prorated year to date results, assuming a minimum of six months have elapsed for that current fiscal year plus the preceding year bonus payout or the average bonus payout of the previous two years of employment

Termination without Cause:
There is no accelerated vesting of unvested options. Mr. McKeracher would receive similar severance benefits as noted above under a change of control.

Tony Tavares

Termination with a Change in Control:
Under a change in control all unvested options will immediately vest. In the event of a material change in employment conditions, Mr. Tavares will be eligible to receive severance benefits of eighteen base salary, bonus, auto allowance plus continuation of allowable medical and insurance benefits. Bonus will be based on the higher of the average of the prorated year to date results, assuming a minimum of six months have elapsed for that current fiscal year plus the preceding year bonus payout or the average bonus payout of the previous two years of employment

Termination without Cause:
There is no accelerated vesting of unvested options. Mr. Tavares would receive similar severance benefits as noted above under a change of control.

John Dietrich

Termination with a Change in Control:
Under a change in control all unvested options will immediately vest. In the event of a material change in employment conditions, Mr. Dietrich will be eligible to receive severance benefits of eighteen months base salary, bonus based on the average of the last two years of employment, plus continuation of allowable medical and insurance benefits

Termination without Cause:
There is no accelerated vesting of unvested options. Mr. Dietrich would receive similar severance benefits as noted above under a change of control.

Allan Routh

Termination with a Change in Control:
Under a change in control all unvested options will immediately vest. In the event of a material change in employment conditions, Mr. Routh will be eligible to receive severance benefits of twelve months base salary, bonus based on the average of the last two years of employment, plus continuation of allowable medical and insurance benefits

Termination without Cause:

There is no accelerated vesting of unvested options. Mr. Routh would receive similar severance benefits as noted above under a change of control.

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The following table sets forth the estimated benefits that would have been payable to the NEOs if a change in control had occurred and each officer’s employment was terminated on December 31, 2011:

Termination Due to Change in Control

	Annual Amount for Severance Calculation
Name	Total Base Salary ($)	Average Bonus last 2 years ($)	Continuation of Benefits (1)($)	Sub Total ($)	Term of Lump Sum Payment (Years)	Lump Sum Severance Payment ($)	Accelerated Vesting of Stock Options and Stock Grants (2) ($)	Total ($)
Steve Bromley (3)	449,539	185,755	9,491	644,785	2.0	1,289,570	189,480	1,479,050
Rob McKeracher (3)	290,433	41,427	13,387	345,247	1.0	345,247	23,188	368,435
Tony Tavares (3)	444,488	150,956	18,691	614,135	1.5	921,203	126,516	1,047,719
John Dietrich (3)	330,841	92,087	2,010	424,938	1.5	637,407	97,372	734,779
Allan Routh	350,000	140,096	13,366	503,462	1.0	503,462	74,920	578,382

The following table sets forth the estimated benefits that would have been payable to the NEOs if each officer’s employment was terminated without cause on December 31, 2011 in the absence of a change in control:

Termination without Cause

	Annual Amount for Severance Calculation
Name	Total Base Salary ($)	Average Bonus last 2 years ($)	Continuation of Benefits (1)($)	Sub Total ($)	Term of Lump Sum Payment (Years)	Lump Sum Severance Payment ($)	Accelerated Vesting of Stock Options and Stock Grants (2) ($)	Total ($)
Steve Bromley (3)	449,539	185,755	9,491	644,785	2.0	1,289,570	189,480	1,479,050
Rob McKeracher (3)	290,433	41,427	13,387	345,247	1.0	345,247	0	345,247
Tony Tavares (3)	444,488	150,956	18,691	614,135	1.5	921,203	0	921,203
John Dietrich (3)	330,841	92,087	2,010	424,938	1.5	637,407	0	637,407
Allan Routh (3)	350,000	140,096	13,366	503,462	1.0	503,462	0	503,462

(1)	Represents group life insurance, RRSP/401K, auto allowances and critical life/extra life insurance through the severance period.
(2)

These amounts represent the difference between the exercise price of the stock options and the closing price of the Company’s common shares on the last trading day of the year on the NASDAQ Global Select Market. On December 31, 2011, the closing price was $4.82.

(3)	Calculated based on the average annual exchange rate for 2011 of CDN$1.00 for each U.S.$1.01.

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CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH INSIDERS AND RELATED PERSONS

The Audit Committee reviews any material transactions in which we are or will be a participant and in which any of our 5% shareholders, directors or executive officers, or any of their immediate family members, has a direct or an indirect material interest. After its review the Audit Committee will only approve or ratify those transactions that the Audit Committee determines are in, or are not inconsistent with, our best interests and the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related person in connection with approval of the transaction.

No informed person (as such term is defined in National Instrument 51-102 of the Canadian Securities Administrators), any proposed director of the Company or any associate or affiliate of the foregoing or any related person (as such term is defined in Item 404(a) of Regulation S-K) has or will have any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed fiscal year or in any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000 or which otherwise has materially affected or would materially affect the Company or any of its subsidiaries, except as noted below:

  During the fiscal year ended December 31, 2011, Mr. Allan Routh, the President of the SunOpta Grains and Foods Group, purchased agronomy products for his family farm for $469,000 (reflecting market rates) from the Company. During the same period, Mr. Routh also sold from his family farm organic corn and soybeans for $174,000 (reflecting market rates) to the Company.

  On February 1, 2007, Jeremy Kendall stepped down as the Chief Executive Officer of the Company but has remained Chairman of the Board at a reduced level of compensation subject to a contract which was initially due to expire on February 26, 2020. The contract provided for consulting fees of CDN$75,000 per year plus a bonus, which amount was amended to CDN$200,000 per year to December 31, 2010. The contract was subsequently terminated and superceded by a Retiring Allowance Agreement dated March 8, 2011 pursuant to which Mr. Kendall is entitled to receive CDN$50,000 per annum until February 25, 2015 and CDN$25,000 per annum thereafter until February 25, 2020. Subsequent to 2012, Mr. Kendall is no longer required to provide services to the Company although payments will continue under the contract. In the event that Mr. Kendall passes away before February 26, 2020, any remaining amount payable under the contract will be paid to his estate until February 26, 2020. Payments after 2012 have previously been expensed as there is no future service requirement for these payments.

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EXECUTIVE OFFICERS

Steven Bromley (Age 52) serves as President and Chief Executive Officer and a Director of the Company. Mr. Bromley joined the Company in June 2001 and has served in a number of key operating and financial roles since that time. Mr. Bromley served as Vice President and Chief Financial Officer through September 2003 until his appointment as Executive Vice President and Chief Operating Officer. In addition to his role of Chief Operating Officer, Mr. Bromley was appointed by the Board of Directors as President in January 2005 and subsequently Chief Executive Officer in February 2007. Prior to joining the Company, Mr. Bromley spent approximately 13 years in the Canadian dairy industry in a wide range of financial and operational roles with both Natrel Inc. and Ault Foods Limited. From 1977 to 1999 he served on the Board of Directors of Natrel Inc. Mr. Bromley is a Director of most of the Company’s subsidiaries and in July 2004, Mr. Bromley was elected as Director of the Board of Opta Minerals (TSX: OPM), which is approximately 66.2% owned by the Company.

Robert McKeracher (Age 35) serves as Vice President and Chief Financial Officer of SunOpta overseeing all financial reporting, compliance and corporate treasury activities. He previously served as Vice President of Financial Reporting for SunOpta Inc. from June 2008 until October 2011, and as Director of Financial Reporting from August 2007 to June 2008. Prior to joining SunOpta, Mr. McKeracher was the Manager of Business Planning and Treasury at Magna Entertainment Corp. from May 2003 to August 2007, after spending four years in public accounting in the assurance and business advisory practise at PriceWaterhouseCoopers LLP. Mr. McKeracher is a Chartered Accountant and holds a Bachelor of Commerce degree from The University of Toronto

Tony Tavares (Age 58) joined the Company in June 2008 as Vice President and Chief Operating Officer. Mr. Tavares brings over 20 years of food industry experience to this role with a focus on increasing organizational profitability in changing environments through a combination of innovative marketing, lean manufacturing and strong organizational development. Prior to joining the Company, Mr. Tavares was Chief Executive Officer of Maple Lodge Farms Inc., and has also held a number of senior positions in the Canadian food industry including President of Maple Leaf Poultry, a division of Maple Leaf Foods and President of Tyson Canada. Mr. Tavares served on the Board of Directors of Opta Minerals Inc. (TSX:OPM) from June 2005 to June 2008.

John Dietrich (Age 47) serves as Vice President, Corporate Development and Secretary. Mr. Dietrich joined the Company in 2002 as Vice President and Treasurer. In September 2003 Mr. Dietrich was promoted to Vice President and CFO and served in that role until March 15, 2009 when he was appointed to his current position. From January 1995 until September 2001, Mr. Dietrich held various finance roles at Natrel, Inc. including Director of Business Development, Paragaon Trade Brands (Canada) Inc. as Director of Finance and VP of Finance at Bridge2market Inc. Mr. Dietrich is a Chartered Accountant and Chartered Financial Analyst. Mr. Dietrich has not served on any other reporting issuer's Board of Directors over the last five years.

Allan Routh (Age 61) was elected to the Board of Directors in September 1999. Mr. Routh is President of the Company's Grains and Foods Group and prior to March 2003 was President and Chief Executive Officer of the SunRich Food Group, Inc., a wholly-owned subsidiary of the Company. Mr. Routh has been involved in the natural and organic food industry and soy industry organizations since 1984. In the past 5 years, Mr. Routh has not served on any other reporting issuer’s Board of Directors.

John Ruelle (Age 42) serves as Vice President and Chief Administrative Officer. Mr. Ruelle was appointed to this position in October 2011. Mr. Ruelle brings over 15 years of progressive food industry senior leadership experience to this role with a focus on building foundational structures to achieve aggressive revenue and profitably growth through driving talent management, business processes and strategy linkage. Mr. Ruelle joined SunOpta in November 2007 as Vice President of Finance and Administration and Chief Financial Officer of the SunOpta Grains and Foods Group, the largest operating division of SunOpta. Prior to joining SunOpta, Mr. Ruelle was Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Corporate Secretary for Restaurant Technologies, Inc. where he was co-founder and managed over 30 Greenfield start-ups. Earlier in his career he held various financial and operational roles with LaserMaster Technologies and was a Certified Public Account with Larson Allen, LLP. Mr. Ruelle has a Bachelor of Science degree from St. John's University.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except insofar as they may be shareholders of the Company or as otherwise disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of its last completed fiscal year, any proposed nominee for election as a director of the Company or any associate or affiliate of such persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING OF SHAREHOLDERS; SHAREHOLDER COMMUNICATIONS

The Company’s shareholders may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and Section 137 of the CBCA. For such proposals to be included in the Company’s proxy materials relating to its 2013 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 and the CBCA must be satisfied and, under the CBCA, such proposals must be received by the Company no later than January 6, 2013. Such proposals should be delivered to SunOpta Inc., Attn: Corporate Secretary, 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

Under SEC rules, notice of a shareholder proposal or nomination for the 2013 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 and Section 137 of the CBCA must be received by the Corporate Secretary of the Company at our principal executive offices on or prior to March 13, 2013. The proxy solicited by the Board for the 2013 Annual Meeting of Shareholders will confer discretionary authority to vote on any proposal or nomination submitted by a shareholder at that meeting with respect to which the Company has received notice after such date.

Shareholders may recommend a person as a nominee for director by writing to the Secretary of the Company. Please see “Corporate Governance-Board Committees-Corporate Governance Committee (Nominations Committee)” in this Proxy Statement for information that each notice of nomination should contain.

Shareholders may communicate with the Board. Communications should be in writing and marked to the attention of the Board of Directors or any of its individual committees, or the Chairman of the Board. Any such communications should be delivered to the Company at is principal executive offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

SOLICITATION OF PROXIES

Proxies solicited in connetion with this proxy statement are being solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. The Company does not expect to pay any additional compensation for the solicitation of proxies. These solicitations may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, the Notice and any additional solicitation material that the Company may provide to shareholders.

We will request fiduciaries, custodians, brokerage houses and similar parties to forward copies of proxy materials to beneficial owners of the common shares, and we will reimburse these parties for their reasonable and customary charges for expenses of distribution.

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FORM 10-K AND OTHER INFORMATION

The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including the consolidated financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: SunOpta Inc., Attn: Susan Wiekenkamp, 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2. The Annual Report on Form 10-K and additional information relating to the Company is also available at www.sunopta.com, on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and MD&A for the fiscal year ended December 31, 2011.

OTHER MATTERS

The Board knows of no other matters to be presented for shareholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

This proxy statement may include “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2011 and in our periodic reports on Form 10-Q and Form 8-K.

Dated this 23rd day of March, 2012.

By Order of the Board of Directors

\s\ Steven Bromley
Steven Bromley
President and Chief Executive Officer

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 pm ET the night before the meeting or Wednesday, May 16, 2012 (or 11:59 pm on the night before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the meeting). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 pm ET the night before the meeting or Wednesday, May 16, 2012 (or 11:59 pm on the night before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the meeting). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY FAX - 1-866-623-5305 (FOR CANADIAN SHAREHOLDERS ONLY)
You may send your completed and signed Proxy by facsimile to the number above up until 11:59 pm ET the night before the meeting or Wednesday, May 16, 2012 (or 11:59 pm on the night before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the meeting).

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

The form of proxy should be signed in the exact name appears on the form proxy. If the form proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder. **Proxy will be voted as directed. If no voting preferences are indicated, this form of proxy will be voted as recommended by the Board of Directors. This proxy is solicited by the Management and the Board of Directors of SunOpta for use at the Annual Meeting of Shareholders.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M45239-P22281-Z57425 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SUNOPTA INC.

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 2 below and "FOR" the matters described in Proposals 1, 3 and 4 below.

		For	Against	Abstain
1.	Number of Directors.	☐	☐	☐

2. Election of Directors

Nominees:	**For**	**Withhold**
2a. Jay Amato	☐	☐
2b. Steven Bromley	☐	☐
2c. Peter Fraser	☐	☐
2d. Douglas Greene	☐	☐
2e. Victor Hepburn	☐	☐
2f. Katrina Houde	☐	☐
2g. Cyril Ing	☐	☐
2h. Jeremy Kendall	☐	☐
2i. Alan Murray	☐	☐
2j. Allan Routh	☐	☐

		For	**Withhold**
3.	Appointment of Deloitte & Touche LLP.	☐	☐

		For	**Against**	**Abstain**
4.	Advisory Vote to Approve Named Executive Officer Compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M45240-P22281-Z57425

SUNOPTA INC.

This proxy is solicited by the Management and Board of Directors of SunOpta Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2, on May 17, 2012 at 4:00 p.m. EDT, or any adjournment thereof, in the same manner (the "Meeting"), to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Annual Meeting of SunOpta Inc. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided below. The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.

If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, New York USA 11717-8311, prior to 11:59 pm ET the night before the meeting or Wednesday, May 16, 2012 (or 11:59 pm on the night before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting at which the proxy is to be used).

Appointment of Proxy:

I/We being registered shareholder(s) of the Company hereby appoint(s): Robert McKeracher, Vice President and Chief Financial Officer and John Dietrich, Vice President, Corporate Development and Secretary, or either of them, both officers of the Company;

OR

Print the name of the person you are appointing as your proxy if this person is someone other than Robert McKeracher or John Dietrich. [ ]

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the common shares of the Company registered in the name of the undersigned shareholder as specified on the reverse side of this proxy card:

Address Changes/Comments: ____________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side